SECOND QUARTER 2012

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.  Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein.  Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings.  Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

INDEX

PAGE(S)
I. COMPANY BACKGROUND
• About the Company / Other Corporate Data	5
• Board of Directors / Executive Officers	6
• Equity Research Coverage /Company Contact Information	7

II. FINANCIAL HIGHLIGHTS
• Quarterly Summary	9
• Financing Activity / Dividends	9
• Leasing	10 – 11
• Information About FFO	11
• Key Financial Data	12
• Same-Store Results and Analysis	13
• Unconsolidated Joint Ventures Summary	14 – 16
• Select Financial Ratios	17
• Debt Analysis:
• Debt Breakdown / Future Repayments	18
• Debt Maturities	19
• Debt Detail	20

III. FINANCIAL INFORMATION
• Consolidated Statements of Operations	22
• Consolidated Balance Sheets	23
• Consolidated Statement of Changes in Equity	24
• Statements of Funds from Operations	25
• Statements of Funds from Operations Per Diluted Share	26
• Reconciliation of Basic-to-Diluted Shares/Units	27

IV. VALUE CREATION PIPELINE
• Properties Commencing Initial Operations / Summary of Construction Projects	29
• Rental Property Sales/Dispositions / Rental Property Held for Sale	30
• Summary of Land Parcels	31

V. PORTFOLIO/ LEASING STATISTICS
• Leasing Statistics	33 – 38
• Market Diversification (MSAs)	39
• Industry Diversification (Top 30 Tenant Industries)	40
• Consolidated Portfolio Analyses:
Breakdown by:
(a) Number of Properties	41
(b) Square Footage	42
(c) Base Rental Revenue	43
(d) Percentage Leased	44
• Consolidated Property Listing (by Property Type)	45 – 54
• Significant Tenants (Top 50 Tenants)	55 – 56
• Schedules of Lease Expirations (by Property Type)	57 – 61

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

The Company considers portions of this information to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act.  Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items.  Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate.  Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved.  Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Among the factors about which the Company has made assumptions are:

•
risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants;

•
the value of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by the Company’s properties or on an unsecured basis;

•	the extent of any tenant bankruptcies or of any early lease terminations;

•	the Company’s ability to lease or re-lease space at current or anticipated rents;

•	changes in the supply of and demand for office, office/flex and industrial/warehouse properties;

•	changes in interest rate levels and volatility in the securities markets;

•	changes in operating costs;

•	the Company’s ability to obtain adequate insurance, including coverage for terrorist acts;

•
the availability of financing on attractive terms or at all, which may adversely impact the Company’s ability to pursue acquisition and development opportunities and refinancing existing debt and the Company’s future interest expense;

•	changes in governmental regulation, tax rates and similar matters; and

•
other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

For further information on factors which could impact us and the statements contained herein, you are advised to consider the “Risk Factors” contained in the Company’s Annual Report on Form 10-K, as may be supplemented or amended in the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference.  The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

I.  COMPANY BACKGROUND

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

I.  COMPANY BACKGROUND

About the Company

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $4.8 billion at June 30, 2012.  Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 60 years and has been a publicly-traded REIT since 1994.  Mack-Cali owns or has interests in 277 properties, primarily class A office and office/flex buildings, totaling approximately 32.2 million square feet, serving as home to over 2,000 tenants.  The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 11.5 million square feet of additional commercial space.

History

Established over 60 years ago, in 1994 the New Jersey-based firm, Cali Realty, became a publicly traded company listed on the New York Stock Exchange under the ticker symbol CLI.  Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

Mack-Cali’s strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary
(as of June 30, 2012)

Corporate Headquarters	Edison, New Jersey
Fiscal Year-End	12/31
Total Properties	277
Total Square Feet	32.2 million square feet
Geographic Diversity	Five states and the District of Columbia
New Jersey Presence	23.0 million square feet
Northeast Presence	32.2 million square feet
Common Shares and
Units Outstanding	100.0 million
Dividend-- Quarter/Annualized	$0.45/$1.80
Dividend Yield	6.2%
Total Market Capitalization	$4.8 billion
Senior Debt Rating	BBB (S&P and Fitch);
Baa2 (Moody’s)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Board of Directors

William L. Mack, Chairman of the Board
Alan S. Bernikow	Alan G. Philibosian
Kenneth M. Duberstein	Irvin D. Reid
Nathan Gantcher	Vincent Tese
Mitchell E. Hersh	Roy J. Zuckerberg
David S. Mack

Executive Officers

Mitchell E. Hersh, President and Chief Executive Officer

Barry Lefkowitz, Executive Vice President and Chief Financial Officer

Roger W. Thomas, Executive Vice President, General Counsel and Secretary

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Equity Research Coverage

Bank of America Merrill Lynch James C. Feldman (646) 855-5808	ISI Group Steve Sakwa (212) 446-9462
Barclays Capital Ross Smotrich (212) 526-2306	J.P. Morgan Anthony Paolone (212) 622-6682
Citigroup Michael Bilerman (212) 816-1383	KeyBanc Capital Markets Jordan Sadler (917) 368-2280
Cowen and Company James Sullivan (646) 562-1380	Stifel, Nicolaus & Company, Inc. John W. Guinee, III (443) 224-1307
Deutsche Bank North America John N. Perry (212) 250-4912	UBS Investment Research Ross T. Nussbaum (212) 713-2484
Green Street Advisors Michael Knott (949) 640-8780

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
343 Thornall Street
Edison, New Jersey 08837-2206
Phone: (732) 590-1000	Web: www.mack-cali.com
Fax: (732) 205-8237	E-mail: investorrelations@mack-cali.com

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

II.  FINANCIAL HIGHLIGHTS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

II.  FINANCIAL HIGHLIGHTS

Quarterly Summary

The following is a summary of the Company’s recent activity:

Funds from operations (FFO) available to common shareholders for the quarter ended June 30, 2012 amounted to $62.1 million, or $0.62 per share.  For the six months ended June 30, 2012, FFO available to common shareholders equaled $136.6 million, or $1.36 per share.

Net income available to common shareholders for the second quarter 2012 equaled $10.1 million, or $0.11 per share.  For the six months ended June 30, 2012, net income available to common shareholders amounted to $35.9 million, or $0.41 per share.

Total revenues for the second quarter 2012 were $178.5 million.  For the six months ended June 30, 2012, total revenues amounted to $361.4 million.

All per share amounts presented above are on a diluted basis.

The Company had 87,819,278 shares of common stock, and 12,177,122 common operating partnership units outstanding as of June 30, 2012.  The Company had a total of 99,996,400 common shares/common units outstanding at June 30, 2012.

As of June 30, 2012, the Company had total indebtedness of approximately $1.9 billion, with a weighted average annual interest rate of 6.32 percent.

The Company had a debt-to-undepreciated assets ratio of 33.9 percent at June 30, 2012.  The Company had an interest coverage ratio of 3.0 times for the quarter ended June 30, 2012.

In July, the Company entered into a ground lease with Wegmans Food Markets, Inc. at its undeveloped site located at Sylvan Way and Ridgedale Avenue in Hanover Township, New Jersey.  Subject to receiving all necessary governmental approvals, Wegmans intends to construct a store of approximately 140,000 square feet on a finished “pad” to be delivered by Mack-Cali.

Financing Activity

On April 19, 2012, the Company completed the sale of $300 million face amount of 4.50 percent senior unsecured notes due April 18, 2022 with interest payable semi-annually in arrears.  The net proceeds from the issuance of $296.8 million, after underwriting discount and offering expenses, were used primarily to repay outstanding borrowings under the Company’s unsecured revolving credit facility.

On May 25, 2012, the Company redeemed $94.9 million principal amount of its 6.15 percent senior unsecured notes due December 15, 2012 and $26.1 million principal amount of its 5.82 percent senior unsecured notes due March 15, 2013.  The Company funded the redemption price, including accrued and unpaid interest, of approximately $127.9 million from borrowing on its unsecured revolving credit facility, as well as cash on hand.  In connection with the redemption, the Company recorded approximately $4.4 million as a loss from early extinguishment of debt.

Dividends

In June, the Company’s Board of Directors declared a cash dividend of $0.45 per common share (indicating an annual rate of $1.80 per common share) for the second quarter 2012, which was paid on July 13, 2012 to shareholders of record as of July 5, 2012.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Leasing

Mack-Cali’s consolidated in-service portfolio was 87.6 percent leased at June 30, 2012, as compared to 87.9 percent leased at March 31, 2012.

For the quarter ended June 30, 2012, the Company executed 139 leases at its consolidated in-service portfolio totaling 938,873 square feet, consisting of 673,464 square feet of office space and 265,409 square feet of office/flex space.  Of these totals, 338,017 square feet were for new leases and 600,856 square feet were for lease renewals and other tenant retention transactions.

Highlights of the quarter’s leasing transactions include:

NORTHERN NEW JERSEY:
-
The Bank of Tokyo-Mitsubishi UFJ, Ltd., a subsidiary of Mitsubishi UFJ Financial Group, signed an expansion lease for 100,274 square feet at Harborside Financial Center Plaza 3 in Jersey City giving Bank of Tokyo-Mitsubishi a total of 261,957 square feet at the building.

-
Also at Harborside Financial Center Plaza 3, Fidelity Brokerage Services, LLC, a brokerage services firm, signed a new lease for 16,130 square feet. The 725,600 square-foot office building is 97.3 percent leased.

-
M.D. On-Line, Inc., a provider of electronic data interchange (EDI) solutions, signed a new lease for 33,196 square feet at 6 Century Drive in Mack-Cali Business Campus in Parsippany, relocating and expanding from 9,867 square feet at another building in the Campus.  The 100,036 square-foot office building is 58 percent leased.

-
Enercon Services, Inc., a provider of professional services to private, public, and government sector clients that help address energy and environmental needs, signed a new lease for 25,768 square feet at 4 Campus Drive in Parsippany. The 147,475 square-foot office building, located in Mack-Cali Business Campus, is 77.9 percent leased.

-
Cover-All Technologies, Inc., developer of software solutions for the property and casualty insurance industry, signed a new lease for 23,412 square feet at 412 Mt. Kemble Avenue in Morris Township.  The 475,100 square-foot office building is 64.4 percent leased.

-
PBF Holding Company LLC, a petroleum refinery operator, signed an expansion lease for 15,242 square feet at One Sylvan Way in Parsippany.  The 150,557 square-foot office building, located in Mack-Cali Business Campus, is 96 percent leased.

CENTRAL NEW JERSEY:
-
Xoriant Corporation, a product development and engineering and product consulting services company, signed a new lease for 17,634 square feet at 343 Thornall Street in Edison.  The 195,709 square-foot office building is 89.5 percent leased.

-
Volt Information Sciences, Inc., a provider of global infrastructure solutions in technology, information services and staffing acquisitions, signed a new lease for 14,760 square feet at 14 Commerce Drive in Cranford.  The 67,189 square-foot office building, located in Cranford Business Park, is 85.2 percent leased.

-
Paragon Solutions, Inc., an advisory consulting and systems integration firm, signed lease renewals totaling 17,565 square feet at 25 Commerce Drive in Cranford.  The 67,749 square-foot office building, located in Cranford Business Park, is 86.8 percent leased.

WESTCHESTER COUNTY, NEW YORK:
-
Bunge Management Services, Inc. and Bunge Limited, international agribusiness and food companies, signed a lease renewal of 66,303 square feet at 50 Main Street in White Plains.  The 309,000 square-foot office building, located in Westchester Financial Center, is 85.4 percent leased.

-
MyPublisher, Inc., a provider of custom photo book software and printing, signed a new lease for 40,032 square feet at 8 Westchester Plaza in Elmsford.  The 67,200 square-foot office/flex building, located in Cross Westchester Executive Park, is 100 percent leased.

SUBURBAN PHILADELPHIA:
-
Sterling Medical Services LLC, a medical supply distributor and subsidiary of McKesson Corporation, signed a lease renewal for the entire 48,600 square-foot office/flex building located at 2 Twosome Drive in Moorestown West Corporate Center in Moorestown, New Jersey.

-
Sussex Wine Merchants, a wine distributor, signed a lease renewal of 19,075 square feet at 50 Twosome Drive in Moorestown, New Jersey.  The 34,075 square-foot office/flex building, located in Moorestown West Corporate Center, is 100 percent leased.

-
Campbell Campbell Edwards & Conroy P.C., a law firm, signed a new lease for 13,185 square feet at Two Westlakes, located at 1205 Westlakes Drive in Berwyn, Pennsylvania.  The 130,265 square-foot office building, located in Westlakes Corporate Park, is 99.1 percent leased.

Information About FFO

Funds from operations (“FFO”) is defined as net income (loss) before noncontrolling interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items, sales of depreciable rental property, and impairments related to depreciable rental property, plus real estate-related depreciation and amortization.  The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT.  The Company further believes that as FFO per share excludes the effect of depreciation, gains (or losses) from sales of properties and impairments related to depreciable rental property (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.

FFO per share should not be considered as an alternative to net income available to common shareholders per share as an indication of the Company’s performance or to cash flows as a measure of liquidity.    FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition.  However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”).  A reconciliation of net income per share to FFO per share is included in the financial tables on page 26.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Key Financial Data

		As of or for the three months ended
	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11
Shares and Units:
Common Shares Outstanding	87,819,278	87,811,226	87,799,479	87,141,716	87,050,423
Common Units Outstanding	12,177,122	12,187,122	12,197,122	12,771,105	12,806,126
Combined Shares and Units	99,996,400	99,998,348	99,996,601	99,912,821	99,856,549
Preferred Shares Outstanding	0	0	0	10,000	10,000
Weighted Average- Basic (a)	99,999,564	99,992,282	99,869,353	99,818,419	99,775,716
Weighted Average- Diluted (b)	100,068,762	100,062,203	99,939,994	99,916,948	99,886,510
Common Share Price ($’s):
At the end of the period	29.07	28.82	26.69	26.75	32.94
High during period	29.37	29.80	28.91	34.77	35.96
Low during period	26.37	25.68	23.71	25.70	31.12

Market Capitalization:
($’s in thousands, except ratios)
Market Value of Equity (c)	2,908,635	2,883,784	2,670,846	2,699,699	3,316,509
Total Debt	1,929,596	1,940,715	1,914,215	1,886,500	1,869,252
Total Market Capitalization	4,838,231	4,824,499	4,585,061	4,586,199	5,185,761
Total Debt/ Total Market Capitalization	39.88%	40.23%	41.75%	41.13%	36.05%

Financials:
($’s in thousands, except ratios and per share amounts)
Total Assets	4,270,207	4,299,434	4,295,759	4,309,872	4,326,483
Gross Book Value of Real Estate Assets	5,269,762	5,226,792	5,279,770	5,253,281	5,231,303
Total Liabilities	2,163,930	2,160,211	2,141,759	2,131,451	2,104,008
Total Equity	2,106,277	2,139,223	2,154,000	2,178,421	2,222,475
Total Revenues	178,462	182,980	177,971	175,437	179,168
Capitalized Interest	305	230	205	122	203
Scheduled Principal Amortization	503	829	785	752	615
Interest Coverage Ratio	2.96	3.43	3.14	3.32	3.20
Fixed Charge Coverage Ratio	2.88	3.31	3.03	3.17	3.07
Net Income	11,411	29,267	18,438	24,083	20,291
Net Income Available to Common Shareholders	10,101	25,767	16,122	20,500	17,333
Earnings per Share—diluted	0.11	0.29	0.18	0.24	0.20
FFO per Share—diluted (d)	0.62	0.74	0.68	0.73	0.69
Dividends Declared per Share	0.45	0.45	0.45	0.45	0.45
FFO Payout Ratio—diluted (d)	72.55%	60.46%	66.08%	61.64%	65.02%

Portfolio Size:
Properties	277	277	278	278	278
Total Square Footage	32,240,287	32,240,287	32,414,411	32,414,411	32,414,411
Sq. Ft. Leased at End of Period (e) (f)	87.6%	87.9%	88.3%	88.2%	88.1%

(a)	Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(b)	Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(c)	Includes any outstanding preferred units presented on a converted basis into common units and noncontrolling interests in consolidated joint ventures.
(d)	Funds from Operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(e)	Percentage leased includes leases in effect as of the period end date, some of which have commencement dates in the future and leases that expire at the period end date.
(f)	Reflects square feet leased at the Company’s consolidated in-service portfolio, excluding in-service development properties in lease up (if any).

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Same Store Results and Analysis
(dollars in thousands)

	For the three months ended June 30,			%
	2012	2011	Change	Change

Total Property Revenues	$169,986	$172,897	$(2,911)	(1.7)

Real Estate Taxes	24,896	24,129	767	3.2
Utilities	14,444	16,657	(2,213)	(13.3)
Operating Services	26,880	28,072	(1,192)	(4.2)
Total Property Expenses:	66,220	68,858	(2,638)	(3.8)

GAAP Net Operating Income	103,766	104,039	(273)	(0.3)

Less: straight-lining of rents adj.	1,708	1,726	(18)	(1.0)

Net Operating Income	$102,058	$102,313	$(255)	(0.2)

Percentage Leased at Period End	87.8%	88.5%

Total Properties:	263

Total Square Footage:	30,550,697

	For the six months ended June 30,			%
	2012	2011	Change	Change

Total Property Revenues	$340,096	$349,704	$(9,608)	(2.7)

Real Estate Taxes	47,795	48,920	(1,125)	(2.3)
Utilities	30,546	36,399	(5,853)	(16.1)
Operating Services	52,859	58,984	(6,125)	(10.4)
Total Property Expenses:	131,200	144,303	(13,103)	(9.1)

GAAP Net Operating Income	208,896	205,401	3,495	1.7

Less: straight-lining of rents adj.	2,971	3,879	(908)	(23.4)

Net Operating Income	$205,925	$201,522	$4,403	2.2

Percentage Leased at Period End	87.8%	88.5%

Total Properties:	263

Total Square Footage:	30,550,697

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Unconsolidated Joint Ventures Summary

Breakdown of Unconsolidated Joint Ventures

Joint Venture Name	Property	Number of Buildings	Location	Percent Leased	Square Feet	Company’s Effective Ownership %
Office Properties:
Red Bank Corporate Plaza	Red Bank Corporate Plaza	1	Red Bank, NJ	100.0%	92,878	50.0%
Gramercy Portfolio	Bellemead Portfolio	4	New Jersey	47.9%	466,508	n/a
12 Vreeland Realty L.L.C.	12 Vreeland Road	1	Florham Park, NJ	100.0%	139,750	50.0%
Gale Jefferson L.L.C.	One Jefferson Road	1	Parsippany, NJ	100.0%	100,010	8.33%

Hotel:
Harborside South Pier	Hyatt Regency Jersey City on the Hudson	1	Jersey City, NJ	n/a	350 rooms	50.0%

Land:
Plaza VIII and IX Associates, L.L.C.	Vacant land/parking	n/a	Jersey City, NJ	n/a	n/a	50.0%
Boston-Downtown Crossing	Downtown Crossing	1	Boston, MA	n/a	multi-use	15.0%

Other:
Stamford SM L.L.C.	Senior Mezzanine Loan	n/a	Stamford, CT	n/a	n/a	80.0%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Unconsolidated Joint Venture Financial Information

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of June 30, 2012 and December 31, 2011 (dollars in thousands):

	June 30, 2012
	Plaza VIII & IX Associates	Harborside South Pier	Red Bank Corporate Plaza	Gramercy Agreement	12 Vreeland	Boston- Downtown Crossing	Gale Jefferson	Stamford SM LLC	Combined Total
Assets:
Rental property, net	$8,028	$57,319	$22,549	$38,704	$14,021	--	--	--	$140,621
Loan receivable	--	--	--	--	--	--	--	$40,954	40,954
Other assets	1,289	16,913	2,836	5,599	1,024	$46,213	$2,830	227	76,931
Total assets	$9,317	$74,232	$25,385	$44,303	$15,045	$46,213	$2,830	$41,181	$258,506
Liabilities and partners’/members' capital (deficit):
Mortgages, loans payable and other obligations	--	$70,127	$17,728	$50,978	--	--	--	--	$138,833
Other liabilities	$537	9,095	42	1,106	$725	--	--	--	11,505
Partners’/members’ capital (deficit)	8,780	(4,990)	7,615	(7,781)	14,320	$46,213	$2,830	$41,181	108,168
Total liabilities and partners’/members’ capital (deficit)	$9,317	$74,232	$25,385	$44,303	$15,045	$46,213	$2,830	$41,181	$258,506
Company’s investments in unconsolidated joint ventures, net	$4,312	$(1,289)	$3,702	--	$10,558	$13,010	$1,121	$32,945	$64,359

	December 31, 2011
	Plaza VIII & IX Associates	Harborside South Pier	Red Bank Corporate Plaza	Gramercy Agreement	12 Vreeland	Boston- Downtown Crossing	Gale Jefferson	Stamford SM LLC	Combined Total
Assets:
Rental property, net	$8,335	$59,733	$22,903	$39,276	$13,122	--	--	--	$143,369
Other assets	933	12,840	2,909	5,669	521	$46,121	$2,927	--	71,920
Total assets	$9,268	$72,573	$25,812	$44,945	$13,643	$46,121	$2,927	--	$215,289
Liabilities and partners’/members' capital (deficit):
Mortgages, loans payable and other obligations	--	$70,690	$18,100	$50,978	$1,207	--	--	--	$140,975
Other liabilities	$531	4,982	117	1,086	168	--	--	--	6,884
Partners’/members’ capital (deficit)	8,737	(3,099)	7,595	(7,119)	12,268	$46,121	$2,927	--	67,430
Total liabilities and partners’/members’ capital (deficit)	$9,268	$72,573	$25,812	$44,945	$13,643	$46,121	$2,927	--	$215,289
Company’s investments in unconsolidated joint ventures, net	$4,291	$(343)	$3,676	--	$10,233	$13,005	$1,153	--	$32,015

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three months ended June 30, 2012 and 2011 (dollars in thousands):

	Three Months Ended June 30, 2012
	Plaza VIII & IX Associates	Harborside South Pier	Red Bank Corporate Plaza	Gramercy Agreement	12 Vreeland	Boston- Downtown Crossing	Gale Jefferson	Stamford SM LLC	Combined Total
Total revenues	$235	$10,906	$799	$1,552	$652	--	$69	$1,141	$15,354
Operating and other	(60)	(6,814)	(182)	(999)	(266)	$(755)	--	(4)	(9,080)
Depreciation and amortization	(153)	(1,410)	(228)	(453)	(154)	--	--	--	(2,398)
Interest expense	--	(1,098)	(186)	(386)	18	--	--	--	(1,652)
Net income	$22	$1,584	$203	$(286)	$250	$(755)	$69	$1,137	$2,224
Company’s equity in earnings (loss) of unconsolidated joint ventures	$12	$792	$101	--	$125	$(227)	$20	$910	$1,733

	Three Months Ended June 30, 2011
	Plaza VIII & IX Associates	Harborside South Pier	Red Bank Corporate Plaza	Gramercy Agreement	12 Vreeland	Boston- Downtown Crossing	Gale Jefferson	Stamford SM LLC	Combined Total
Total revenues	$255	$10,815	$865	$1,525	$594	--	$76	--	$14,130
Operating and other	(51)	(6,830)	(243)	(975)	(34)	$(377)	--	--	(8,510)
Depreciation and amortization	(153)	(1,415)	(226)	(539)	(315)	--	--	--	(2,648)
Interest expense	--	(1,120)	(129)	(381)	(52)	--	--	--	(1,682)
Net income	$51	$1,450	$267	$(370)	$193	$(377)	$76	--	$1,290
Company’s equity in earnings (loss) of unconsolidated joint ventures	$25	$568	$134	--	$96	$(113)	$26	--	$736

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the six months ended June 30, 2012 and 2011 (dollars in thousands):

	Six Months Ended June 30, 2012
	Plaza VIII & IX Associates	Harborside South Pier	Red Bank Corporate Plaza	Gramercy Agreement	12 Vreeland	Boston- Downtown Crossing	Gale Jefferson	Stamford SM LLC	Combined Total
Total revenues	$464	$19,067	$1,646	$2,898	$1,246	--	$129	$1,608	$27,058
Operating and other	(115)	(12,445)	(416)	(1,880)	(288)	$(1,089)	--	(26)	(16,259)
Depreciation and amortization	(306)	(2,813)	(456)	(906)	(307)	--	--	--	(4,788)
Interest expense	--	(2,200)	(365)	(774)	(3)	--	--	--	(3,342)
Net income	$43	$1,609	$409	$(662)	$648	$(1,089)	$129	$1,582	$2,669
Company’s equity in earnings (loss) of unconsolidated joint ventures	$22	$804	$204	--	$324	$(327)	$40	$1,266	$2,333

	Six Months Ended June 30, 2011
	Plaza VIII & IX Associates	Harborside South Pier	Red Bank Corporate Plaza	Gramercy Agreement	12 Vreeland	Boston- Downtown Crossing	Gale Jefferson	Stamford SM LLC	Combined Total
Total revenues	$449	$18,450	$1,592	$3,334	$990	--	$142	--	$24,957
Operating and other	(102)	(12,564)	(370)	(1,892)	(52)	$(751)	--	--	(15,731)
Depreciation and amortization	(306)	(2,839)	(451)	(1,332)	(631)	--	--	--	(5,559)
Interest expense	--	(2,245)	(209)	(783)	(88)	--	--	--	(3,325)
Net income	$41	$802	$562	$(673)	$219	$(751)	$142	--	$342
Company’s equity in earnings (loss) of unconsolidated joint ventures	$20	$407	$281	--	$109	$(225)	$43	--	$635

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Select Financial Ratios

Ratios Computed For Industry	June 30,
Comparisons:	2012	2011
Financial Position Ratios:
Total Debt/ Total Book Capitalization (Book value) (%)	45.19%	43.20%

Total Debt/ Total Market Capitalization (Market value) (%)	39.88%	36.05%

Total Debt/ Total Undepreciated Assets (%)	33.93%	33.05%

Secured Debt/ Total Undepreciated Assets (%)	12.68%	13.11%

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Operational Ratios:
Interest Coverage (Funds from Operations+Interest Expense)/Interest Expense (x)	2.96	3.20	3.19	3.19

Debt Service Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Principal Amort.) (x)	2.92	3.14	3.13	3.13

Fixed Charge Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Capitalized Interest+Pref. Div. +Prin. Amort.+Ground Lease Payments)(x)	2.88	3.07	3.09	3.04

FFO Payout (Dividends Declared/Funds from Operations) (%)	72.55%	65.02%	65.95%	64.62%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Debt Analysis

(as of June 30, 2012)

Debt Breakdown

(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate (a)		Weighted Average Maturity in Years
Fixed Rate Unsecured Debt and Other Obligations	$1,198,294	62.10%	5.70%		5.19
Fixed Rate Secured Debt	710,302	36.81%	7.51%		5.13
Variable Rate Secured Debt	11,000	0.57%	2.24%		0.50
Variable Rate Unsecured Debt	10,000	0.52%	1.50%	(b)	3.31
Totals/Weighted Average:	$1,929,596	100.00%	6.32%		5.13

(a)	The actual weighted average LIBOR rate for the Company’s outstanding variable rate debt was 0.24 percent as of June 30, 2012.
(b)	Excludes amortized deferred financing costs pertaining to the Company’s unsecured revolving credit facility which amounted to $0.7 million for the quarter ended June 30, 2012.

Future Repayments

(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments (a)
July 1 – December 31, 2012	$ 5,548	$ 11,000	$ 16,548	4.06%
2013	11,315	119,118	130,433	5.17%
2014	10,468	335,257	345,725	6.82%
2015	8,941	160,000	168,941	5.17%	(b)
2016	8,753	273,120	281,873	7.16%
Thereafter	26,992	979,562	1,006,554	6.39%
Sub-total	72,017	1,878,057	1,950,074
Adjustment for unamortized debt discount/premium and mark-to-market, net, as of June 30, 2012	(20,478)	--	(20,478)
Totals/Weighted Average:	$51,539	$1,878,057	$1,929,596	6.32%

(a)	The actual weighted average LIBOR rate for the Company’s outstanding variable rate debt was 0.24 percent as of June 30, 2012.
(b)	Excludes amortized deferred financing costs pertaining to the Company’s unsecured revolving credit facility which amounted to $0.7 million for the quarter ended June 30, 2012.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Debt Maturities

(dollars in thousands)

	July 1 – December 31, 2012	2013	2014	2015	2016	2017	2018	2019	2020 and Beyond	TOTALS
Secured Debt:
One Grande Commons	$11,000									$11,000
Soundview Plaza		$14,889								14,889
9200 Edmonston Road		4,229								4,229
6305 Ivy Lane			$5,726							5,726
6301 Ivy Lane			5,320							5,320
35 Waterview			18,185							18,185
6 Becker, 85 Livingston, 75 Livingston, & 20 Waterview			65,035							65,035
4 Sylvan Way			14,575							14,575
10 Independence			16,924							16,924
395 West Passaic			9,492							9,492
4 Becker					$40,432					40,432
5 Becker					14,574					14,574
210 Clay					14,267					14,267
51 Imclone					3,847					3,847
Prudential Portfolio						$141,151				141,151
23 Main Street							$26,566			26,566
Harborside Plaza 5							204,970			204,970
100 Walnut Avenue								$17,281		17,281
One River Center								39,586		39,586
581 Main Street									$ 8	8
Total Secured Debt:	$11,000	$19,118	$135,257	--	$73,120	$141,151	$231,536	$56,867	$ 8	$668,057

Unsecured Debt:
Unsecured credit facility				$10,000						$10,000
4.600% unsecured notes due 6/13		$100,000								100,000
5.125% unsecured notes due 2/14			$200,000							200,000
5.125% unsecured notes due 1/15				150,000						150,000
5.80% unsecured notes due 1/16					$200,000					200,000
7.75% unsecured notes due 8/19								$250,000		250,000
4.50% unsecured notes due 4/22									$300,000	300,000
Total Unsecured Debt:	--	$100,000	$200,000	$160,000	$200,000	--	--	$250,000	$300,000	$1,210,000

Total Debt:	$11,000	$119,118	$335,257	$160,000	$273,120	$141,151	$231,536	$306,867	$300,008	$1,878,057

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Debt Detail

(dollars in thousands)

Property Name	Lender	Effective Interest Rate
			June 30,	December 31,	Date of Maturity
			2012	2011
Senior Unsecured Notes: (a)
5.250%, Senior Unsecured Notes	public debt	5.457%	--	$99,988	--	(b)
6.150%, Senior Unsecured Notes	public debt	6.894%	--	94,438	--	(c)
5.820%, Senior Unsecured Notes	public debt	6.448%	--	25,972	--	(d)
4.600%, Senior Unsecured Notes	public debt	4.742%	$ 99,973	99,958	06/15/13
5.125%, Senior Unsecured Notes	public debt	5.110%	200,390	200,509	02/15/14
5.125%, Senior Unsecured Notes	public debt	5.297%	149,763	149,717	01/15/15
5.800%, Senior Unsecured Notes	public debt	5.806%	200,275	200,313	01/15/16
7.750%, Senior Unsecured Notes	public debt	8.017%	248,478	248,372	08/15/19
4.500%, Senior Unsecured Notes	public debt	4.612%	299,415	--	04/18/22
Total Senior Unsecured Notes:			$1,198,294	$1,119,267

Revolving Credit Facilities:
Unsecured Facility (e)	20 Lenders	LIBOR +1.250%	$10,000	$ 55,500	10/21/15	(f)
Total Revolving Credit Facilities:			$10,000	$ 55,500

Property Mortgages: (g)
2200 Renaissance Boulevard	Wachovia CMBS	5.888%	--	$ 16,171	--	(h)
One Grande Commons	Capital One Bank	LIBOR+2.00%	$ 11,000	11,000	12/31/12	(i)
Soundview Plaza	Morgan Stanley Mortgage Capital	6.015%	15,240	15,531	01/01/13
9200 Edmonston Road	Principal Commercial Funding, L.L.C.	5.534%	4,393	4,479	05/01/13
6305 Ivy Lane	John Hancock Life Ins. Co.	5.525%	6,125	6,245	01/01/14
395 West Passaic	State Farm Life Ins. Co.	6.004%	10,526	10,781	05/01/14
6301 Ivy Lane	John Hancock Life Ins. Co.	5.520%	5,793	5,899	07/01/14
35 Waterview	Wachovia CMBS	6.348%	18,901	19,051	08/11/14
6 Becker, 85 Livingston, 75 Livingston & 20 Waterview	Wachovia CMBS	10.220%	62,614	62,127	08/11/14
4 Sylvan	Wachovia CMBS	10.190%	14,461	14,438	08/11/14
10 Independence	Wachovia CMBS	12.440%	16,074	15,908	08/11/14
4 Becker	Wachovia CMBS	9.550%	38,016	37,769	05/11/16
5 Becker	Wachovia CMBS	12.830%	12,274	12,056	05/11/16
210 Clay	Wachovia CMBS	13.420%	12,053	11,844	05/11/16
51 Imclone	Wachovia CMBS	8.390%	3,882	3,886	05/11/16
Various (j)	Prudential Insurance	6.332%	150,000	150,000	01/15/17
23 Main Street	JPMorgan CMBS	5.587%	30,725	31,002	09/01/18
Harborside Plaza 5	The Northwestern Mutual Life Insurance Co. & New York Life Insurance Co.	6.842%	230,068	231,603	11/01/18
100 Walnut Avenue	Guardian Life Ins. Co.	7.311%	19,135	19,241	02/01/19
One River Center (k)	Guardian Life Ins. Co.	7.311%	43,835	44,079	02/01/19
581 Main Street (l)	Valley National Bank	6.935%	(m) 16,187	16,338	07/01/34
Total Mortgages, Loans Payable and Other Obligations:			$721,302	$739,448
Total Debt:			$1,929,596	$1,914,215

(a)
Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount/premium on the notes, as applicable.

(b)	These notes were paid at maturity, primarily from borrowing on the Company’s unsecured revolving credit facility.
(c)
On May 25,2012, the Operating Partnership redeemed $94.9 million principal amount of its 6.15 percent senior unsecured notes due December 15, 2012 (the “2002 Notes”).  The redemption price, including a make-whole premium, was 103.191672 percent of the principal amount of the 2002 Notes, plus accrued and unpaid interest up to the redemption date.  The Operating Partnership funded the redemption price, including accrued and unpaid interest, of approximately $100.5 million from borrowing on its unsecured revolving credit facility, as well as cash on hand.  In connection with the redemption, the Company recorded approximately $3.3 million as a loss from early extinguishment debt.

(d)
On May 25, 2012, the Operating Partnership redeemed $26.1 million principal amount of its 5.82 percent senior unsecured notes due March 15, 2013 (the “2003 Notes”). The redemption price, including a make-whole premium, was 103.868592 percent of the principal amount of the 2003 Notes, plus accrued and unpaid interest up to the redemption date. The Operating Partnership funded the redemption price, including accrued and unpaid interest, of approximately $27.4 million from borrowing on its unsecured revolving credit facility, as well as cash on hand. In connection with the redemption, the Company recorded approximately $1.1 million as a loss from early extinguishment of debt.

(e)	Total borrowing capacity under this facility is $600 million.
(f)
On October 21, 2011, the Company amended and restated its unsecured revolving credit facility with a group of 20 lenders.  The $600 million facility is expandable to $1 billion and matures in October 2015.  It has a one-year extension option with the payment of a 20 basis point fee.  The interest rate and facility fee are subject to adjustment, on a sliding scale, based upon the Operating Partnership's unsecured debt ratings.

(g)
Effective interest rate for mortgages, loans payable and other obligations reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs, mark-to market adjustment of acquired debt and other transaction costs, as applicable.

(h)	On March 28, 2012, the Company transferred the deed for 2200 Renaissance Boulevard to the lender in satisfaction of its obligations.
(i)	The mortgage loan has two one-year extension options subject to certain conditions and the payment of a fee.
(j)	Mortgage is collateralized by seven properties. The Operating Partnership has agreed, subject to certain conditions, to guarantee repayment of a portion of the loan.
(k)	Mortgage is collateralized by the three properties compromising One River Center.
(l)	The Operating Partnership has agreed, subject to certain conditions, to guarantee repayment of a portion of the loan.
(m)
The coupon interest rate will be reset at the end of year 10 (2019) and year 20 (2029) at 225 basis points over the 10-year treasury yield 45 days prior to the reset dates with a minimum rate of 6.875 percent.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

III.  FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statements of Operations
(in thousands, except per share amounts) (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
Revenues	2012	2011	2012	2011
Base rents	$148,618	$147,992	$297,285	$295,703
Escalations and recoveries from tenants	20,787	23,748	40,937	50,928
Construction services	4,603	2,826	8,066	6,625
Real estate services	1,113	1,152	2,321	2,384
Other income	3,341	3,450	12,833	7,741
Total revenues	178,462	179,168	361,442	363,381

Expenses
Real estate taxes	24,900	24,133	47,803	48,928
Utilities	14,444	16,657	30,546	36,399
Operating services	27,845	28,267	54,449	58,613
Direct construction costs	4,337	2,784	7,615	6,366
General and administrative	11,898	9,209	22,705	17,832
Depreciation and amortization	47,991	47,846	95,813	95,553
Total expenses	131,415	128,896	258,931	263,691
Operating income	47,047	50,272	102,511	99,690

Other (Expense) Income
Interest expense	(31,645)	(30,916)	(62,274)	(61,808)
Interest and other investment income	7	10	20	20
Equity in earnings (loss) of unconsolidated joint ventures	1,733	736	2,333	635
Loss from early extinguishment of debt	(4,415)	--	(4,415)	--
Total other (expense) income	(34,320)	(30,170)	(64,336)	(61,153)
Income from continuing operations	12,727	20,102	38,175	38,537
Discontinued Operations:
Income (loss) from discontinued operations	318	189	125	329
Realized gains (losses) and unrealized losses on disposition of rental property, net	(1,634)	--	2,378	--
Total discontinued operations, net	(1,316)	189	2,503	329
Net income	11,411	20,291	40,678	38,866
Noncontrolling interest in consolidated joint ventures	92	102	171	212
Noncontrolling interest in Operating Partnership	(1,562)	(2,536)	(4,675)	(4,973)
Noncontrolling interest in discontinued operations	160	(24)	(306)	(43)
Preferred stock dividends	--	(500)	--	(1,000)
Net income available to common shareholders	$10,101	$17,333	$35,868	$33,062

Basic earnings per common share:
Income from continuing operations	$0.12	$0.20	$0.38	$0.39
Discontinued operations	(0.01)	--	0.03	--
Net income available to common shareholders	$0.11	$0.20	$0.41	$0.39

Diluted earnings per common share:
Income from continuing operations	$0.12	$0.20	$0.38	$0.39
Discontinued operations	(0.01)	--	0.03	--
Net income available to common shareholders	$0.11	$0.20	$0.41	$0.39

Basic weighted average shares outstanding	87,817	86,936	87,808	84,953

Diluted weighted average shares outstanding	100,069	99,887	100,065	97,963

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Balance Sheets
(in thousands, except per share amounts) (unaudited)

	June 30,	December 31,
	2012	2011
Assets
Rental property
Land and leasehold interests	$765,646	$773,026
Buildings and improvements	3,977,332	4,001,943
Tenant improvements	466,711	500,336
Furniture, fixtures and equipment	3,106	4,465
	5,212,795	5,279,770
Less – accumulated depreciation and amortization	(1,416,190)	(1,409,163)
	3,796,605	3,870,607
Rental property held for sale, net	22,404	--
Net investment in rental property	3,819,009	3,870,607
Cash and cash equivalents	19,303	20,496
Investments in unconsolidated joint ventures	64,359	32,015
Unbilled rents receivable, net	135,856	134,301
Deferred charges and other assets, net	201,919	210,470
Restricted cash	20,818	20,716
Accounts receivable, net of allowance for doubtful accounts
of $2,975 and $2,697	8,943	7,154

Total assets	$4,270,207	$4,295,759

Liabilities and Equity
Senior unsecured notes	$1,198,294	$1,119,267
Revolving credit facility	10,000	55,500
Mortgages, loans payable and other obligations	721,302	739,448
Dividends and distributions payable	44,999	44,999
Accounts payable, accrued expenses and other liabilities	109,220	100,480
Rents received in advance and security deposits	53,220	53,019
Accrued interest payable	26,895	29,046
Total liabilities	2,163,930	2,141,759
Commitments and contingencies

Equity:
Mack-Cali Realty Corporation stockholders’ equity:
Common stock, $0.01 par value, 190,000,000 shares authorized,
87,819,278 and 87,799,479 shares outstanding	878	878
Additional paid-in capital	2,538,042	2,536,184
Dividends in excess of net earnings	(690,664)	(647,498)
Total Mack-Cali Realty Corporation stockholders’ equity	1,848,256	1,889,564

Noncontrolling interest in subsidiaries:
Operating Partnership	256,281	262,499
Consolidated joint ventures	1,740	1,937
Total noncontrolling interests in subsidiaries	258,021	264,436

Total equity	2,106,277	2,154,000

Total liabilities and equity	$4,270,207	$4,295,759

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statement of Changes in Equity
(in thousands) (unaudited)

			Additional	Dividends in	Noncontrolling
	Common Stock		Paid-In	Excess of	Interests	Total
	Shares	Par Value	Capital	Net Earnings	in Subsidiaries	Equity
Balance at January 1, 2012	87,800	$878	$2,536,184	$(647,498)	$264,436	$2,154,000
Net income	--	--	--	35,868	4,810	40,678
Common stock dividends	--	--	--	(79,034)	--	(79,034)
Common unit distributions	--	--	--	--	(10,964)	(10,964)
Decrease in noncontrolling interest	--	--	--	--	(26)	(26)
Redemption of common units
for common stock	20	--	429	--	(429)	--
Shares issued under Dividend
Reinvestment and Stock
Purchase Plan	4	--	114	--	--	114
Cancellation of shares	(5)	--	(126)	--	--	(126)
Stock compensation	--	--	1,635	--	--	1,635
Rebalancing of ownership percent
between parent and subsidiaries	--	--	(194)	--	194	--
Balance at June 30, 2012	87,819	$878	$2,538,042	$(690,664)	$258,021	$2,106,277

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Mack-Cali Realty Corporation and Subsidiaries
Statements of Funds from Operations
(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Net income available to common shareholders	$10,101	$17,333	$35,868	$33,062
Add: Noncontrolling interest in Operating Partnership	1,562	2,536	4,675	4,973
Noncontrolling interest in discontinued operations	(160)	24	306	43
Real estate-related depreciation and amortization on continuing operations (a)	48,925	48,816	97,655	97,490
Real estate-related depreciation and amortization on discontinued operations	13	422	428	863
Deduct: Discontinued operations – Realized (gains) losses and unrealized losses on disposition of rental property, net	1,634	--	(2,378)	--
Funds from operations available to common shareholders (b)	$62,075	$69,131	$136,554	$136,431

Diluted weighted average shares/units outstanding (c)	100,069	99,887	100,065	97,963

Funds from operations per share/unit – diluted	$0.62	$0.69	$1.36	$1.39

Dividends declared per common share	$0.45	$0.45	$0.90	$0.90

Dividend payout ratio:
Funds from operations-diluted	72.55%	65.02%	65.95%	64.62%

Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$4,495	$4,664	$10,321	$8,258
Tenant improvements and leasing commissions (d)	$11,545	$10,285	$21,095	$19,442
Straight-line rent adjustments (e)	$1,807	$2,575	$3,180	$4,791
Amortization of (above)/below market lease intangibles, net	$299	$348	$705	$557

(a) Includes the Company’s share from unconsolidated joint ventures of $996 and $1,083 for the three months ended June 30, 2012 and 2011, respectively, and $1,989 and $2,168 for the six months ended June 30, 2012 and 2011, respectively.

(b) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(c) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (12,183 and 12,840 shares for the three months ended June 30, 2012 and 2011, respectively, and 12,188 and 12,896 shares for the six months ended June 30, 2012 and 2011, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).  See reconciliation of basic to diluted shares/units on page 27.

(d) Excludes expenditures for tenant spaces that have not been owned for at least a year or were vacant for more than a year.
(e) Includes the Company’s share from unconsolidated joint ventures of $17 and $45 for the three months ended June 30, 2012 and 2011, respectively, and $34 and $109 for the six months ended June 30, 2012 and 2011, respectively.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Mack-Cali Realty Corporation and Subsidiaries
Statements of Funds from Operations Per Diluted Share
 (amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,

	2012	2011	2012	2011
Net income available to common shareholders	$0.11	$0.20	$0.41	$0.39
Add: Real estate-related depreciation and amortization on continuing operations (a)	0.49	0.49	0.98	1.00
Real estate-related depreciation and amortization on discontinued operations	--	--	--	0.01
Deduct: Discontinued operations - Realized (gains) losses and unrealized losses on disposition of rental property, net	0.02	--	(0.02)	--
Noncontrolling interest/rounding adjustment	--	--	(0.01)	(0.01)
Funds from operations available to common shareholders (b)	$0.62	$0.69	$1.36	$1.39
Diluted weighted average shares/units outstanding (c)	100,069	99,887	100,065	97,963

(a) Includes the Company’s share from unconsolidated joint ventures of $0.01 and $0.01 for the three months ended June 30, 2012 and 2011, respectively, and $0.02 and $0.02 for the six months ended June 30, 2012 and 2011, respectively.

(b) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(c) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (12,183 and 12,840 shares for the three months ended June 30, 2012 and 2011, respectively, and 12,188 and 12,896 shares for the six months ended June 30, 2012 and 2011, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).  See reconciliation of basic to diluted shares/units on page 27.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Mack-Cali Realty Corporation and Subsidiaries
Reconciliation of Basic-to-Diluted Shares/Units
(in thousands)

The following schedule reconciles the Company’s basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

	Three Months Ended		Six Months Ended
	June 30,		June 30
	2012	2011	2012	2011
Basic weighted average shares outstanding:	87,817	86,936	87,808	84,953
Add: Weighted average common units	12,183	12,840	12,188	12,896
Basic weighted average shares/units:	100,000	99,776	99,996	97,849
Add: Stock options	--	37	--	40
Restricted Stock Awards	69	74	69	74
Diluted weighted average shares/units outstanding:	100,069	99,887	100,065	97,963

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

IV.  VALUE CREATION PIPELINE

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

IV. VALUE CREATION PIPELINE

Properties Commencing Initial Operations
(dollars in thousands)

For the six months ended June 30, 2012

None.

For the year ended December 31, 2011

Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company (a)
5/01/11	55 Corporate Drive	Bridgewater, New Jersey	1	204,057	$48,070
Total Properties Commencing Initial Operations			1	204,057	$48,070

(a)	Amount is as of December 31, 2011.

Summary of Construction Projects
(dollars in thousands)

Project	Location	Type of Space	Estimated Placed in Service Date	Number Of Buildings	Square Feet	Costs Incurred Through 6/30/12	Total Estimated Costs	Current % Leased
Wholly Owned:
14 Sylvan Way	Parsippany, NJ	Office	2013-1Q	1	203,000	$22,786	$53,504	100.0%
Total				1	203,000	$22,786	$53,504	100.0%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Rental Property Sales/Dispositions
(dollars in thousands)

For the six months ended June 30, 2012

Date	Address	Location	# of Bldgs.	Rentable Square Feet	Realized Gains/(loss)
3/28/12	2200 Renaissance Boulevard	King of Prussia, Pennsylvania	1	174,124	$ 4,511

For the year ended December 31, 2011

None.

Rental Property Held For Sale
(dollars in thousands)

At June 30, 2012

Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Book Value at 6/30/12
Office:
95 Chestnut Ridge Road	Montvale, Bergen County, NJ (a)	1	47,700	$ 4,000
224 Strawbridge Drive	Moorestown, Burlington County, NJ (b)	1	74,000	5,549
228 Strawbridge Drive	Moorestown, Burlington County, NJ (b)	1	74,000	6,231
232 Strawbridge Drive	Moorestown, Burlington County, NJ (b)	1	74,258	6,624
Total Office Properties		4	269,958	$ 22,404

 a) At March 31, 2012, the Company recognized a valuation allowance of $0.5 million on this property.
 b) At June 30, 2012, the Company recognized a valuation allowance of $1.6 million on these properties.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Summary of Land Parcels

Site	Town/City	State	Acres	Development Potential (Sq. Ft.)	Type of Space
Horizon Center	Hamilton Township	NJ	5.3	68,000	Office/Flex/Retail
3 & 5 AAA Drive (a)	Hamilton Township	NJ	17.5	112,000	Office
6 AAA Drive	Hamilton Township	NJ	2.4	32,000	Office
2 South Gold Drive (b)	Hamilton Township	NJ	9.5	75,000	Office
Plaza VIII and IX Associates, L.L.C. (c)	Jersey City	NJ	3.6	1,225,000	Office
Harborside Financial Center (d)	Jersey City	NJ	6.5	3,113,500	Office
One Newark Center (c)	Newark	NJ	1.0	400,000	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	20.0	150,000	Office/Retail
3 Campus Drive	Parsippany	NJ	10.0	124,000	Office
Mack-Cali Commercenter	Totowa	NJ	5.8	30,000	Office/Flex
Princeton Metro	West Windsor	NJ	10.0	97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0	149,500	Office
Mack-Cali Princeton Executive Park	West Windsor	NJ	59.9	760,000	Office/Hotel
Meadowlands Xanadu (c)	East Rutherford	NJ	13.8	1,760,000	Office
Meadowlands Xanadu (c)	East Rutherford	NJ	3.2	500,000	Hotel (e)
Elmsford Distribution Center (f)	Elmsford	NY	14.5	100,000	Warehouse
Mid-Westchester Executive Park	Hawthorne	NY	7.2	82,250	Office/Flex
South Westchester Executive Park (f)	Yonkers	NY	52.4	350,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7	50,000	Office/Flex
Airport Business Center	Lester	PA	12.6	135,000	Office
Rose Tree Corporate Center	Media	PA	2.3	15,200	Office
Capital Office Park	Greenbelt	MD	42.8	595,000	Office
Eastpoint II	Lanham	MD	4.8	122,000	Office/Hotel
Downtown Crossing (c)	Boston	MA	1.5	1,481,000	Mixed-Use
Total:			319.3	11,526,450

(a)	This land parcel also includes an existing office building totaling 35,270 square feet.
(b)	This land parcel also includes an existing office building totaling 33,962 square feet.
(c)	Land owned or controlled by joint venture in which Mack-Cali is an equity partner.
(d)	In addition, there are 21 acres of riparian property.
(e)	Hotel project can comprise up to 520 rooms.
(f)	Mack-Cali holds an option to purchase this land.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

V.  PORTFOLIO/ LEASING STATISTICS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

V.  PORTFOLIO/ LEASING STATISTICS

Leasing Statistics
(For the three months ended June 30, 2012)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 3/31/12	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 6/30/12 (c)	Pct. Leased 6/30/12	Pct. Leased 3/31/12

Northern NJ	12,592,517	-	(366,214)	334,440	(31,774)	12,560,743	86.6%	86.8%
Central NJ	5,134,694	-	(145,606)	116,036	(29,570)	5,105,124	88.4%	88.9%
Westchester Co., NY	4,391,987	-	(268,611)	256,511	(12,100)	4,379,887	91.5%	91.7%
Manhattan	500,961	-	-	-	-	500,961	95.5%	95.5%
Sub. Philadelphia	2,970,204	-	(186,051)	159,061	(26,990)	2,943,214	87.7%	88.5%
Fairfield, CT	506,173	-	(4,247)	11,904	7,657	513,830	86.0%	84.7%
Washington, DC/MD	1,008,755	-	(54,173)	54,762	589	1,009,344	78.1%	78.0%
Rockland Co., NY	156,801	-	(9,977)	6,159	(3,818)	152,983	85.0%	87.1%
Totals	27,262,092	-	(1,034,879)	938,873	(96,006)	27,166,086	87.6%	87.9%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of March 31, 2012	31,024,712
Total sq. ft. of properties added/sold this period	-
Total sq. ft. as of June 30, 2012	31,024,712

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring June 30, 2012 aggregating 198,109 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Leasing Statistics

(For the three months ended June 30, 2012)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northern NJ	Office	34	334,440	146,618	187,822	9.0	28.82	3.45
Central NJ	Office	19	104,441	42,168	62,273	5.3	23.22	3.15
	Office/Flex	1	11,595	-	11,595	3.9	16.52	1.09
Westchester Co., NY	Office	19	110,577	16,831	93,746	5.4	26.49	2.71
	Office/Flex	22	145,934	64,828	81,106	5.8	17.03	2.70
Sub. Philadelphia	Office	16	51,181	21,889	29,292	4.7	24.69	3.79
	Office/Flex	7	107,880	22,620	85,260	3.6	11.08	1.23
Fairfield Co., CT	Office	2	11,904	11,904	-	2.4	19.94	4.85
Washington, DC/MD	Office	16	54,762	11,159	43,603	3.9	25.94	3.67
Rockland Co., NY	Office	3	6,159	-	6,159	2.3	21.83	0.20

Totals		139	938,873	338,017	600,856	6.3	23.35	3.10

Detail by Property Type
	Office	109	673,464	250,569	422,895	6.9	26.80	3.35
	Office/Flex	30	265,409	87,448	177,961	4.8	14.59	2.20

Totals		139	938,873	338,017	600,856	6.3	23.35	3.10

Tenant Retention:	Leases Retained	59.1%
	Sq. Ft. Retained	58.1%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $11,415,083 and commissions of $7,050,170 committed, but not necessarily expended, during the period for second generation space aggregating 938,873 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Leasing Statistics
(For the three months ended June 30, 2012)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 3/31/12	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 6/30/12	Pct. Leased 6/30/12	Pct. Leased 3/31/12

Northern NJ	726,746	-	(8,431)	8,431	-	726,746	81.1%	81.1%
Central NJ	248,963	-	(6,294)	-	(6,294)	242,669	76.0%	78.0%

Totals	975,709	-	(14,725)	8,431	(6,294)	969,415	79.7%	80.3%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of March 31, 2012	1,215,575
Total sq. ft. of properties added/sold this period	-
Total sq. ft. as of June 30, 2012	1,215,575

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (d)	Leasing Costs Per Sq. Ft. Per Year (e)

Northern NJ	1	8,431	-	8,431	1.5	35.09	1.73
Central NJ	-	-	-	-	-	-	-

Totals	1	8,431	-	8,431	1.5	35.09	1.73

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(d)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(e)	Represents estimated commissions of $21,938 committed, but not necessarily expended, during the period for second generation space aggregating 8,431 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Leasing Statistics
(For the six months ended June 30, 2012)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 12/31/11	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 6/30/12 (c)	Pct. Leased 6/30/12	Pct. Leased 12/31/11

Northern NJ	12,771,180	-	(972,478)	762,041	(210,437)	12,560,743	86.6%	88.0%
Central NJ	5,166,040	-	(371,712)	310,796	(60,916)	5,105,124	88.4%	89.5%
Westchester Co., NY	4,397,432	-	(481,798)	464,253	(17,545)	4,379,887	91.5%	91.8%
Manhattan	500,961	-	-	-	-	500,961	95.5%	95.5%
Sub. Philadelphia	3,068,115	(77,106)	(406,260)	358,465	(47,795)	2,943,214	87.7%	86.9%
Fairfield, CT	507,737	-	(23,629)	29,722	6,093	513,830	86.0%	84.9%
Washington, DC/MD	984,751	-	(79,592)	104,185	24,593	1,009,344	78.1%	76.2%
Rockland Co., NY	155,967	-	(10,586)	7,602	(2,984)	152,983	85.0%	86.6%
Totals	27,552,183	(77,106)	(2,346,055)	2,037,064	(308,991)	27,166,086	87.6%	88.3%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2011	31,198,836
Total sq. ft. of properties added/sold this period	(174,124)
Total sq. ft. as of June 30, 2012	31,024,712

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring June 30, 2012 aggregating 198,109 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Leasing Statistics

(For the six months ended June 30, 2012)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northern NJ	Office	81	754,441	311,332	443,109	7.7	27.77	4.11
	Office/Flex	1	7,600	-	7,600	3.3	14.30	1.60
Central NJ	Office	46	227,951	74,545	153,406	4.7	24.54	3.53
	Office/Flex	7	82,845	2,729	80,116	3.1	16.35	0.69
Westchester Co., NY	Office	42	174,027	21,561	152,466	5.3	25.86	3.02
	Office/Flex	37	290,226	81,548	208,678	5.0	17.04	2.31
Sub. Philadelphia	Office	36	190,580	46,365	144,215	3.1	24.32	3.31
	Office/Flex	15	167,885	31,220	136,665	3.6	10.54	1.19
Fairfield Co., CT	Office	7	29,722	24,802	4,920	3.9	19.12	3.28
Washington, DC/MD	Office	28	104,185	34,507	69,678	4.7	28.51	4.41
Rockland Co., NY	Office	5	7,602	834	6,768	2.1	22.71	0.20

Totals		305	2,037,064	629,443	1,407,621	5.6	23.35	3.46

Detail by Property Type
	Office	245	1,488,508	513,946	974,562	6.1	26.46	3.88
	Office/Flex	60	548,556	115,497	433,059	4.3	14.91	1.84

Totals		305	2,037,064	629,443	1,407,621	5.6	23.35	3.46

Tenant Retention:	Leases Retained	69.1%
	Sq. Ft. Retained	60.0%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $26,258,461 and commissions of $12,795,161 committed, but not necessarily expended, during the period for second generation space aggregating 2,025,823 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Leasing Statistics
(For the six months ended June 30, 2012)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 12/31/11	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 6/30/12	Pct. Leased 6/30/12	Pct. Leased 12/31/11

Northern NJ	729,722	-	(69,649)	66,673	(2,976)	726,746	81.1%	81.4%
Central NJ	246,978	-	(7,099)	2,790	(4,309)	242,669	76.0%	77.4%

Totals	976,700	-	(76,748)	69,463	(7,285)	969,415	79.7%	80.3%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2011	1,215,575
Total sq. ft. of properties added/sold this period	-
Total sq. ft. as of June 30, 2012	1,215,575

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (d)	Leasing Costs Per Sq. Ft. Per Year (e)

Northern NJ	3	66,673	6,094	60,579	8.4	25.83	2.69
Central NJ	2	2,790	-	2,790	3.8	19.98	3.27

Totals	5	69,463	6,094	63,369	8.2	25.59	2.70

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(d)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(e)	Represents estimated workletter costs of $691,046 and commissions of $840,087 committed, but not necessarily expended, during the period for second generation space aggregating 69,463 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Market Diversification

The following table lists the Company’s markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

Market (MSA)	Annualized Base Rental Revenue ($) (a) (b) (c)	Percentage of Company Annualized Base Rental Revenue (%)	Total Property Size Rentable Area (b) (c)	Percentage of Rentable Area (%)
Newark, NJ (Essex-Morris-Union Counties)	136,558,907	22.2	6,495,715	21.0
Jersey City, NJ	119,721,339	19.5	4,317,978	13.9
Westchester-Rockland, NY	90,029,780	14.6	4,968,420	16.0
Bergen-Passaic, NJ	77,037,274	12.5	4,573,554	14.7
Philadelphia, PA-NJ	51,917,497	8.4	3,355,870	10.8
Middlesex-Somerset-Hunterdon, NJ	43,021,433	7.0	2,320,685	7.5
Washington, DC-MD-VA-WV	28,751,667	4.7	1,292,807	4.2
Monmouth-Ocean, NJ	24,980,634	4.1	1,620,863	5.2
Trenton, NJ	18,452,464	3.0	956,597	3.1
New York (Manhattan)	14,555,106	2.4	524,476	1.7
Stamford-Norwalk, CT	9,996,036	1.6	597,747	1.9

Totals	615,022,137	100.0	31,024,712	100.0

(a)
Annualized base rental revenue is based on actual June 2012 billings times 12.  For leases whose rent commences after July 1, 2012, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring June 30, 2012 aggregating 198,109 square feet and representing annualized rent of $6,922,729 for which no new leases were signed.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Industry Diversification

The following table lists the Company’s 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

Industry Classification (a)	Annualized Base Rental Revenue ($) (b) (c) (d)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased (c) (d)	Percentage of Total Company Leased Sq. Ft. (%)
Securities, Commodity Contracts & Other Financial	91,131,012	14.9	3,278,795	12.4
Insurance Carriers & Related Activities	61,381,279	10.1	2,385,534	9.0
Manufacturing	52,201,495	8.6	2,593,503	9.7
Telecommunications	36,955,521	6.1	1,953,555	7.3
Legal Services	36,478,283	5.9	1,389,959	5.2
Credit Intermediation & Related Activities	32,460,932	5.3	1,134,661	4.3
Health Care & Social Assistance	31,527,642	5.1	1,492,548	5.6
Computer System Design Services	26,563,059	4.3	1,273,280	4.8
Accounting/Tax Prep.	23,568,664	3.8	899,006	3.4
Wholesale Trade	19,940,709	3.2	1,368,474	5.1
Scientific Research/Development	19,821,315	3.2	696,609	2.6
Architectural/Engineering	16,828,011	2.7	727,952	2.7
Admin & Support, Waste Mgt. & Remediation Services	15,646,968	2.5	749,796	2.8
Public Administration	15,547,892	2.5	602,531	2.3
Management/Scientific	14,093,726	2.3	568,003	2.1
Other Services (except Public Administration)	12,002,709	2.0	488,037	1.8
Arts, Entertainment & Recreation	11,820,401	1.9	703,484	2.6
Accommodation & Food Services	11,756,961	1.9	502,861	1.9
Real Estate & Rental & Leasing	10,917,492	1.8	535,140	2.0
Advertising/Related Services	8,930,858	1.5	340,192	1.3
Other Professional	8,645,567	1.4	378,945	1.4
Retail Trade	7,896,063	1.3	454,401	1.7
Construction	6,396,377	1.0	327,642	1.2
Data Processing Services	6,165,587	1.0	240,815	0.9
Information Services	5,953,881	1.0	239,183	0.9
Transportation	5,679,491	0.9	298,036	1.1
Broadcasting	5,076,675	0.8	185,449	0.7
Utilities	4,511,068	0.7	184,709	0.7
Educational Services	3,956,999	0.6	195,910	0.7
Publishing Industries	2,913,523	0.5	149,760	0.6
Other	8,251,977	1.2	337,238	1.2

Totals	615,022,137	100.0	26,676,008	100.0

(a)	The Company’s tenants are classified according to the U.S. Government’s North American Industrial Classification System (NAICS).
(b)
Annualized base rental revenue is based on actual June 2012 billings times 12.  For leases whose rent commences after July 1, 2012, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(d)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring June 30, 2012 aggregating 198,109 square feet and representing annualized rent of $6,922,729 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Consolidated Portfolio Analysis (a)

(as of June 30, 2012)

Breakdown by Number of Properties

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total
New Jersey	112	41.8%	49	18.3%	--	--	--	--	--	--	161	60.1%
New York	21	7.9%	41	15.3%	6	2.2%	2	0.7%	2	0.7%	72	26.8%
Pennsylvania	17	6.3%	--	--	--	--	--	--	--	--	17	6.3%
Connecticut	2	0.7%	5	1.9%	--	--	--	--	--	--	7	2.6%
Wash., D.C./ Maryland	10	3.8%	--	--	--	--	--	--	1	0.4%	11	4.2%
TOTALS By Type:	162	60.5%	95	35.5%	6	2.2%	2	0.7%	3	1.1%	268	100.0%

(a)	Excludes 9 properties, aggregating approximately 1.2 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Consolidated Portfolio Analysis (a)

(as of June 30, 2012)

Breakdown by Square Footage

PROPERTY TYPE:
STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand-Alone Retail	% of Total	TOTALS By State	% of Total
New Jersey	19,600,117	63.2%	2,189,531	7.0%	--	--	--	--	21,789,648	70.2%
New York	2,739,384	8.8%	2,348,812	7.6%	387,400	1.2%	17,300	0.1%	5,492,896	17.7%
Pennsylvania	1,851,614	6.0%	--	--	--	--	--	--	1,851,614	6.0%
Connecticut	324,747	1.0%	273,000	0.9%	--	--	--	--	597,747	1.9%
Wash., D.C./ Maryland	1,292,807	4.2%	--	--	--	--	--	--	1,292,807	4.2%
TOTALS By Type:	25,808,669	83.2%	4,811,343	15.5%	387,400	1.2%	17,300	0.1%	31,024,712	100.0%

      (a)Excludes 9 properties, aggregating approximately 1.2 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Consolidated Portfolio Analysis (a)

(Year ended June 30, 2012)

Breakdown by Base Rental Revenue (b)
(Dollars in thousands)

PROPERTY TYPE:

STATE	Office	% of Total	Office/ Flex	% of Total	Indust./ Ware- house	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total

New Jersey	$407,474	68.0%	$17,595	2.9%	--	--	--	--	--	--	$425,069	70.9%
New York	60,857	10.2%	34,387	5.7%	$4,287	0.7%	$484	0.1%	$333	0.1%	100,348	16.8%
Pennsylvania	38,120	6.4%	--	--	--	--	--	--	--	--	38,120	6.4%
Connecticut	5,093	0.8%	4,346	0.7%	--	--	--	--	--	--	9,439	1.5%
Wash., D.C./ Maryland	26,133	4.4%	--	--	--	--	--	--	153	--	26,286	4.4%
TOTALS By Type:	$537,677	89.8%	$56,328	9.3%	$4,287	0.7%	$484	0.1%	$486	0.1%	$599,262	100.0%

  (a)   Excludes 9 properties, aggregating approximately 1.2 million square feet, which are not consolidated by the Company.
(b)
Total base rent for the 12 months ended June 30, 2012, determined in accordance with GAAP.  Substantially all of the leases provide for annual base rents plus recoveriesand escalation charges based upon the tenants’ proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Consolidated Portfolio Analysis (a) (b)
(as of June 30, 2012)

Breakdown by Percentage Leased

PROPERTY TYPE:
STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State
New Jersey	86.9%	88.0%	--	--	87.0%
New York	86.3%	96.8%	97.8%	100.0%	91.6%
Pennsylvania	89.1%	--	--	--	89.1%
Connecticut	74.2%	100.0%	--	--	86.0%
Washington, D.C./ Maryland	78.1%	--	--	--	78.1%
WEIGHTED AVG. By Type:	86.4%	92.9%	97.8%	100.0%	87.6%

(a)	Excludes 9 properties, aggregating approximately1.2 million square feet, which are not consolidated by the Company, and parcels of land leased to others.
(b)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future as well as leases expiring June 30, 2012 aggregating 198,109 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Property Listing Office Properties
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/12 (%) (a)	2012 Base Rent ($000’s) (b) (c)	Percentage of Total 2012 Base Rent %	2012 Average Base Rent Per Sq. Ft. ($) (c) (d)

BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	97.3	2,885	0.48	20.73
Fort Lee
One Bridge Plaza	1981	200,000	88.7	4,597	0.77	25.91
2115 Linwood Avenue	1981	68,000	70.4	863	0.14	18.03
Little Ferry
200 Riser Road	1974	286,628	100.0	2,226	0.37	7.77
Lyndhurst
210 Clay Avenue	1981	121,203	90.9	2,542	0.42	23.07
Montvale
95 Chestnut Ridge Road (f)	1975	47,700	0.0	7	0.00	0.00
135 Chestnut Ridge Road	1981	66,150	76.4	691	0.12	13.67
Paramus
15 East Midland Avenue	1988	259,823	80.5	4,287	0.72	20.50
140 East Ridgewood Avenue	1981	239,680	91.9	4,686	0.78	21.27
461 From Road	1988	253,554	25.4	4,386	0.73	68.10
650 From Road	1978	348,510	71.1	6,313	1.05	25.48
61 South Paramus Road (e)	1985	269,191	61.7	4,508	0.75	27.14
Rochelle Park
120 West Passaic Street	1972	52,000	99.6	1,474	0.25	28.46
365 West Passaic Street	1976	212,578	93.3	3,975	0.66	20.04
395 West Passaic Street	1979	100,589	34.4	1,052	0.18	30.40
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	1.25	15.72
10 Mountainview Road	1986	192,000	74.0	3,114	0.52	21.92
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	1,950	0.33	21.86
470 Chestnut Ridge Road	1987	52,500	100.0	1,248	0.21	23.77
530 Chestnut Ridge Road	1986	57,204	80.2	695	0.12	15.15
50 Tice Boulevard	1984	235,000	86.7	5,444	0.91	26.72
300 Tice Boulevard	1991	230,000	100.0	5,881	0.98	25.57

BURLINGTON COUNTY, NEW JERSEY
Moorestown
224 Strawbridge Drive (f)	1984	74,000	55.3	1,371	0.23	33.50
228 Strawbridge Drive (f)	1984	74,000	100.0	1,897	0.32	25.64
232 Strawbridge Drive (f)	1986	74,258	28.9	448	0.07	20.88

ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	92.7	7,401	1.24	32.26
Roseland
4 Becker Farm Road	1983	281,762	95.5	6,738	1.12	25.04
5 Becker Farm Road	1982	118,343	91.1	2,379	0.40	22.07
6 Becker Farm Road	1982	129,732	78.3	2,573	0.43	25.33
101 Eisenhower Parkway	1980	237,000	88.5	4,946	0.83	23.58
103 Eisenhower Parkway	1985	151,545	68.7	2,363	0.39	22.70
105 Eisenhower Parkway	2001	220,000	94.9	5,091	0.85	24.38
75 Livingston Avenue	1985	94,221	64.2	1,144	0.19	18.91
85 Livingston Avenue	1985	124,595	84.8	2,712	0.45	25.67

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/12 (%) (a)	2012 Base Rent ($000’s) (b) (c)	Percentage of Total 2012 Base Rent %	2012 Average Base Rent Per Sq. Ft. ($) (c) (d)

HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Financial Center Plaza 1	1983	400,000	100.0	11,306	1.89	28.27
Harborside Financial Center Plaza 2	1990	761,200	97.5	18,618	3.11	25.09
Harborside Financial Center Plaza 3	1990	725,600	97.3	20,180	3.37	28.58
Harborside Financial Center Plaza 4-A	2000	207,670	100.0	6,315	1.05	30.41
Harborside Financial Center Plaza 5	2002	977,225	96.4	35,358	5.89	37.53
101 Hudson Street	1992	1,246,283	89.5	29,240	4.88	26.21

MERCER COUNTY, NEW JERSEY
Hamilton Township
3 AAA Drive	1981	35,270	89.7	579	0.10	18.30
600 Horizon Drive	2002	95,000	100.0	1,419	0.24	14.94
700 Horizon Drive	2007	120,000	100.0	2,459	0.41	20.49
2 South Gold Drive	1974	33,962	28.8	283	0.05	28.93
Princeton
103 Carnegie Center	1984	96,000	89.0	2,086	0.35	24.41
2 Independence Way	1981	67,401	100.0	1,530	0.26	22.70
3 Independence Way	1983	111,300	90.0	1,916	0.32	19.13
100 Overlook Center	1988	149,600	89.6	3,874	0.65	28.90
5 Vaughn Drive	1987	98,500	90.2	2,199	0.37	24.75

MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	372	0.06	9.30
Edison
343 Thornall Street (c)	1991	195,709	89.5	3,703	0.62	21.14
Piscataway
30 Knightsbridge Road, Bldg. 3	1977	160,000	100.0	2,445	0.41	15.28
30 Knightsbridge Road, Bldg. 4	1977	115,000	100.0	1,757	0.29	15.28
30 Knightsbridge Road, Bldg. 5	1977	332,607	84.8	5,052	0.84	17.91
30 Knightsbridge Road, Bldg. 6	1977	72,743	63.8	222	0.04	4.78
Plainsboro
500 College Road East (e)	1984	158,235	82.9	2,687	0.45	20.48
Woodbridge
581 Main Street	1991	200,000	93.1	4,965	0.83	26.66

MONMOUTH COUNTY, NEW JERSEY
Freehold
2 Paragon Way	1989	44,524	47.2	424	0.07	20.18
3 Paragon Way	1991	66,898	69.7	803	0.13	17.22
4 Paragon Way	2002	63,989	30.8	527	0.09	26.74
100 Willow Brook Road	1988	60,557	57.4	712	0.12	20.48
Holmdel
23 Main Street	1977	350,000	100.0	4,012	0.67	11.46
Middletown
One River Centre Bldg. 1	1983	122,594	85.4	2,915	0.49	27.84
One River Centre Bldg. 2	1983	120,360	91.5	2,580	0.43	23.43
One River Centre Bldg. 3 and 4	1984	214,518	93.3	4,508	0.75	22.52

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/12 (%) (a)	2012 Base Rent ($000’s) (b) (c)	Percentage of Total 2012 Base Rent %	2012 Average Base Rent Per Sq. Ft. ($) (c) (d)

Neptune
3600 Route 66	1989	180,000	100.0	2,400	0.40	13.33
Wall Township
1305 Campus Parkway	1988	23,350	68.5	418	0.07	26.13
1350 Campus Parkway	1990	79,747	99.9	1,065	0.18	13.37

MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	100.0	3,616	0.60	21.51
Morris Plains
250 Johnson Road	1977	75,000	100.0	1,514	0.25	20.19
201 Littleton Road	1979	88,369	77.7	660	0.11	9.61
Morris Township
412 Mt. Kemble Avenue	1986	475,100	64.4	6,198	1.03	20.26
Parsippany
4 Campus Drive	1983	147,475	77.9	2,422	0.40	21.08
6 Campus Drive	1983	148,291	90.0	3,132	0.52	23.47
7 Campus Drive	1982	154,395	78.0	2,553	0.43	21.20
8 Campus Drive	1987	215,265	48.0	4,777	0.80	46.23
9 Campus Drive	1983	156,495	45.6	1,973	0.33	27.65
4 Century Drive	1981	100,036	62.5	981	0.16	15.69
5 Century Drive	1981	79,739	52.0	890	0.15	21.46
6 Century Drive	1981	100,036	58.0	516	0.09	8.89
2 Dryden Way	1990	6,216	100.0	99	0.02	15.93
4 Gatehall Drive	1988	248,480	98.8	6,439	1.07	26.23
2 Hilton Court	1991	181,592	100.0	6,533	1.09	35.98
1633 Littleton Road	1978	57,722	100.0	1,131	0.19	19.59
600 Parsippany Road	1978	96,000	90.2	1,570	0.26	18.13
1 Sylvan Way	1989	150,557	96.0	3,594	0.60	24.87
4 Sylvan Way	1984	105,135	100.0	1,929	0.32	18.35
5 Sylvan Way	1989	151,383	89.0	3,832	0.64	28.44
7 Sylvan Way	1987	145,983	100.0	3,254	0.54	22.29
22 Sylvan Way	2009	249,409	100.0	6,327	1.06	25.37
20 Waterview Boulevard	1988	225,550	99.1	5,049	0.84	22.59
35 Waterview Boulevard	1990	172,498	96.8	4,127	0.69	24.72
5 Wood Hollow Road	1979	317,040	88.1	5,792	0.97	20.74

PASSAIC COUNTY, NEW JERSEY
Clifton
777 Passaic Avenue	1983	75,000	65.2	1,156	0.19	23.64
Totowa
999 Riverview Drive	1988	56,066	67.7	719	0.12	18.94

SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	100.0	1,079	0.18	22.02
233 Mt. Airy Road	1987	66,000	0.0	459	0.08	0.00
Bernards
106 Allen Road	2000	132,010	93.9	2,738	0.46	22.09

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/12 (%) (a)	2012 Base Rent ($000’s) (b) (c)	Percentage of Total 2012 Base Rent %	2012 Average Base Rent Per Sq. Ft. ($) (c) (d)

Branchburg
51 Imclone Drive	1986	63,213	100.0	537	0.09	8.50
Bridgewater
55 Corporate Drive	2011	204,057	100.0	4,815	0.80	23.60
440 Route 22 East	1990	198,376	93.4	4,297	0.72	23.19
721 Route 202/206	1989	192,741	86.4	3,890	0.65	23.36
Warren
10 Independence Boulevard	1988	120,528	86.3	2,667	0.45	25.64

UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	98.1	4,609	0.77	25.74
Cranford
6 Commerce Drive	1973	56,000	81.8	1,012	0.17	22.09
11 Commerce Drive	1981	90,000	95.0	2,141	0.36	25.04
12 Commerce Drive	1967	72,260	84.7	924	0.15	15.10
14 Commerce Drive	1971	67,189	85.2	1,191	0.20	20.81
20 Commerce Drive	1990	176,600	93.8	4,067	0.68	24.55
25 Commerce Drive	1971	67,749	86.8	1,404	0.23	23.88
65 Jackson Drive	1984	82,778	84.4	1,677	0.28	24.00
New Providence
890 Mountain Avenue	1977	80,000	72.6	903	0.15	15.55

Total New Jersey Office		19,600,117	86.9	407,474	68.03	23.92

NEW YORK COUNTY, NEW YORK
New York
125 Broad Street	1970	524,476	95.5	14,095	2.34	28.14

ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	85.0	3,651	0.61	23.86
WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road (c)	1975	60,000	83.3	1,069	0.18	21.39
101 Executive Boulevard	1971	50,000	0.0	75	0.01	0.00
555 Taxter Road	1986	170,554	76.8	3,236	0.54	24.71
565 Taxter Road	1988	170,554	83.1	3,528	0.59	24.89
570 Taxter Road	1972	75,000	67.3	1,287	0.21	25.50
Hawthorne
1 Skyline Drive	1980	20,400	99.0	397	0.07	19.66
2 Skyline Drive	1987	30,000	100.0	543	0.09	18.10
7 Skyline Drive	1987	109,000	66.8	2,423	0.40	33.28
17 Skyline Drive (e)	1989	85,000	100.0	1,690	0.28	19.88
19 Skyline Drive	1982	248,400	100.0	4,036	0.67	16.25
Tarrytown
200 White Plains Road	1982	89,000	82.2	1,747	0.29	23.88
220 White Plains Road	1984	89,000	79.2	1,587	0.26	22.51
White Plains
1 Barker Avenue	1975	68,000	99.8	1,771	0.30	26.10
3 Barker Avenue	1983	65,300	93.1	1,434	0.24	23.59

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/12 (%) (a)	2012 Base Rent ($000’s) (b) (c)	Percentage of Total 2012 Base Rent %	2012 Average Base Rent Per Sq. Ft. ($) (c) (d)

50 Main Street	1985	309,000	85.4	8,235	1.37	31.21
11 Martine Avenue	1987	180,000	79.3	4,364	0.73	30.57
1 Water Street	1979	45,700	71.0	1,107	0.18	34.12
Yonkers
1 Executive Boulevard	1982	112,000	100.0	2,845	0.47	25.40
3 Executive Boulevard	1987	58,000	100.0	1,737	0.29	29.95

Total New York Office		2,739,384	86.3	60,857	10.12	25.73

CHESTER COUNTY, PENNSYLVANIA
Berwyn
1000 Westlakes Drive	1989	60,696	98.5	841	0.14	14.07
1055 Westlakes Drive	1990	118,487	79.1	2,106	0.35	22.47
1205 Westlakes Drive	1988	130,265	99.1	3,019	0.50	23.39
1235 Westlakes Drive	1986	134,902	86.5	2,862	0.48	24.53

DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive	1986	95,000	100.0	2,771	0.46	29.17
200 Stevens Drive	1987	208,000	100.0	6,088	1.02	29.27
300 Stevens Drive	1992	68,000	100.0	1,341	0.22	19.72
Media
1400 Providence Road – Center I	1986	100,000	91.9	2,110	0.35	22.96
1400 Providence Road – Center II	1990	160,000	100.0	3,530	0.59	22.06

MONTGOMERY COUNTY, PENNSYLVANIA
Bala Cynwyd
150 Monument Road	1981	125,783	88.4	2,633	0.44	23.68
Blue Bell
4 Sentry Park	1982	63,930	83.5	1,041	0.17	19.50
5 Sentry Park East	1984	91,600	58.5	1,175	0.20	21.93
5 Sentry Park West	1984	38,400	31.5	253	0.04	20.92
16 Sentry Park West	1988	93,093	100.0	2,288	0.38	24.58
18 Sentry Park West	1988	95,010	100.0	2,303	0.38	24.24
Lower Providence
1000 Madison Avenue	1990	100,700	77.1	1,210	0.20	15.58
Plymouth Meeting
1150 Plymouth Meeting Mall	1970	167,748	78.1	2,549	0.43	19.46

Total Pennsylvania Office		1,851,614	89.1	38,120	6.35	23.11

FAIRFIELD COUNTY, CONNECTICUT
Norwalk
40 Richards Avenue	1985	145,487	58.6	1,837	0.31	21.55
Stamford
1266 East Main Street	1984	179,260	86.8	3,256	0.54	20.93

Total Connecticut Office		324,747	74.2	5,093	0.85	21.15

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/12 (%) (a)	2012 Base Rent ($000’s) (b) (c)	Percentage of Total 2012 Base Rent %	2012 Average Base Rent Per Sq. Ft. ($) (c) (d)

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	100.0	6,203	1.03	36.59
1400 L Street, NW	1987	159,000	100.0	5,639	0.94	35.47

Total District of Columbia Office		328,549	100.0	11,842	1.97	36.04

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
9200 Edmonston Road	1973	38,690	100.0	910	0.15	23.52
6301 Ivy Lane	1979	112,003	87.4	1,919	0.32	19.60
6303 Ivy Lane	1980	112,047	85.6	2,363	0.39	24.64
6305 Ivy Lane	1982	112,022	94.3	1,752	0.29	16.59
6404 Ivy Lane	1987	165,234	69.5	2,300	0.38	20.03
6406 Ivy Lane	1991	163,857	11.5	0	0.00	0.00
6411 Ivy Lane	1984	138,405	69.1	2,098	0.35	21.94
Lanham
4200 Parliament Place	1989	122,000	92.9	2,949	0.49	26.02

Total Maryland Office		964,258	70.6	14,291	2.37	20.99

TOTAL OFFICE PROPERTIES		25,808,669	86.4	537,677	89.69	24.11

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Property Listing Office/Flex Properties
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/12 (%) (a)	2012 Base Rent ($000’s) (b) (c)	Percentage of Total 2012 Base Rent %	2012 Average Base Rent Per Sq. Ft. ($) (c) (d)

BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	85.8	551	0.09	9.96
5 Terri Lane	1992	74,555	100.0	621	0.10	8.33
Moorestown
2 Commerce Drive	1986	49,000	75.6	209	0.03	5.64
101 Commerce Drive	1988	64,700	100.0	275	0.05	4.25
102 Commerce Drive	1987	38,400	87.5	231	0.04	6.88
201 Commerce Drive	1986	38,400	50.0	129	0.02	6.72
202 Commerce Drive	1988	51,200	91.8	221	0.04	4.70
1 Executive Drive	1989	20,570	60.5	125	0.02	10.04
2 Executive Drive	1988	60,800	65.8	336	0.06	8.40
101 Executive Drive	1990	29,355	99.7	292	0.05	9.98
102 Executive Drive	1990	64,000	100.0	474	0.08	7.41
225 Executive Drive	1990	50,600	79.1	278	0.05	6.95
97 Foster Road	1982	43,200	100.0	171	0.03	3.96
1507 Lancer Drive	1995	32,700	100.0	24	0.00	0.73
1245 North Church Street	1998	52,810	100.0	278	0.05	5.26
1247 North Church Street	1998	52,790	80.7	308	0.05	7.23
1256 North Church Street	1984	63,495	100.0	467	0.08	7.35
840 North Lenola Road	1995	38,300	100.0	370	0.06	9.66
844 North Lenola Road	1995	28,670	100.0	182	0.03	6.35
915 North Lenola Road	1998	52,488	100.0	292	0.05	5.56
2 Twosome Drive	2000	48,600	100.0	228	0.04	4.69
30 Twosome Drive	1997	39,675	100.0	301	0.05	7.59
31 Twosome Drive	1998	84,200	100.0	441	0.07	5.24
40 Twosome Drive	1996	40,265	72.7	237	0.04	8.10
41 Twosome Drive	1998	43,050	66.9	206	0.03	7.15
50 Twosome Drive	1997	34,075	100.0	257	0.04	7.54

GLOUCESTER COUNTY, NEW JERSEY
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	120	0.02	5.56

MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Center Boulevard	1989	13,275	100.0	65	0.01	4.90
200 Horizon Drive	1991	45,770	100.0	667	0.11	14.57
300 Horizon Drive	1989	69,780	47.0	453	0.08	13.81
500 Horizon Drive	1990	41,205	93.8	571	0.10	14.77

MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	642	0.11	18.34
1340 Campus Parkway	1992	72,502	100.0	935	0.16	12.90
1345 Campus Parkway	1995	76,300	100.0	1,037	0.17	13.59
1433 Highway 34	1985	69,020	64.5	507	0.08	11.39
1320 Wyckoff Avenue	1986	20,336	100.0	222	0.04	10.92
1324 Wyckoff Avenue	1987	21,168	81.5	175	0.03	10.14

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/12 (%) (a)	2012 Base Rent ($000’s) (b) (c)	Percentage of Total 2012 Base Rent %	2012 Average Base Rent Per Sq. Ft. ($) (c) (d)

PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	100.0	594	0.10	15.25
2 Center Court	1998	30,600	62.8	235	0.04	12.23
11 Commerce Way	1989	47,025	66.7	510	0.09	16.26
20 Commerce Way	1992	42,540	61.1	260	0.04	10.00
29 Commerce Way	1990	48,930	75.2	458	0.08	12.45
40 Commerce Way	1987	50,576	86.3	531	0.09	12.17
45 Commerce Way	1992	51,207	100.0	519	0.09	10.14
60 Commerce Way	1988	50,333	89.1	571	0.10	12.73
80 Commerce Way	1996	22,500	100.0	309	0.05	13.73
100 Commerce Way	1996	24,600	100.0	338	0.06	13.74
120 Commerce Way	1994	9,024	100.0	93	0.02	10.31
140 Commerce Way	1994	26,881	89.3	279	0.05	11.62

Total New Jersey Office/Flex		2,189,531	88.0	17,595	2.97	9.13

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	100.0	364	0.06	11.45
75 Clearbrook Road	1990	32,720	100.0	357	0.06	10.91
125 Clearbrook Road	2002	33,000	100.0	713	0.12	21.61
150 Clearbrook Road	1975	74,900	99.3	835	0.14	11.23
175 Clearbrook Road	1973	98,900	100.0	1,427	0.24	14.43
200 Clearbrook Road	1974	94,000	99.8	1,134	0.19	12.09
250 Clearbrook Road	1973	155,000	94.5	1,220	0.20	8.33
50 Executive Boulevard	1969	45,200	66.7	384	0.06	12.74
77 Executive Boulevard	1977	13,000	100.0	244	0.04	18.77
85 Executive Boulevard	1968	31,000	86.2	518	0.09	19.38
300 Executive Boulevard	1970	60,000	100.0	752	0.13	12.53
350 Executive Boulevard	1970	15,400	99.4	148	0.02	9.67
399 Executive Boulevard	1962	80,000	100.0	1,038	0.17	12.98
400 Executive Boulevard	1970	42,200	78.0	613	0.10	18.62
500 Executive Boulevard	1970	41,600	100.0	751	0.13	18.05
525 Executive Boulevard	1972	61,700	100.0	945	0.16	15.32
1 Westchester Plaza	1967	25,000	100.0	345	0.06	13.80
2 Westchester Plaza	1968	25,000	100.0	546	0.09	21.84
3 Westchester Plaza	1969	93,500	97.9	1,012	0.17	11.06
4 Westchester Plaza	1969	44,700	100.0	687	0.11	15.37
5 Westchester Plaza	1969	20,000	100.0	254	0.04	12.70
6 Westchester Plaza	1968	20,000	89.8	257	0.04	14.31
7 Westchester Plaza	1972	46,200	100.0	652	0.11	14.11
8 Westchester Plaza	1971	67,200	100.0	774	0.13	11.52
Hawthorne
200 Saw Mill River Road	1965	51,100	94.7	614	0.10	12.69
4 Skyline Drive	1987	80,600	100.0	1,442	0.24	17.89
5 Skyline Drive	1980	124,022	96.1	1,402	0.23	11.76
6 Skyline Drive	1980	44,155	100.0	589	0.10	13.34
8 Skyline Drive	1985	50,000	98.7	969	0.16	19.64
10 Skyline Drive	1985	20,000	100.0	395	0.07	19.75

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/12 (%) (a)	2012 Base Rent ($000’s) (b) (c)	Percentage of Total 2012 Base Rent %	2012 Average Base Rent Per Sq. Ft. ($) (c) (d)

11 Skyline Drive (e)	1989	45,000	100.0	942	0.16	20.93
12 Skyline Drive (e)	1999	46,850	68.5	608	0.10	18.95
15 Skyline Drive (e)	1989	55,000	100.0	1,230	0.21	22.36
Yonkers
100 Corporate Boulevard	1987	78,000	98.3	1,560	0.26	20.35
200 Corporate Boulevard South	1990	84,000	100.0	1,564	0.26	18.62
4 Executive Plaza	1986	80,000	100.0	1,361	0.23	17.01
6 Executive Plaza	1987	80,000	100.0	1,525	0.25	19.06
1 Odell Plaza	1980	106,000	90.8	1,175	0.20	12.21
3 Odell Plaza	1984	71,065	100.0	1,596	0.27	22.46
5 Odell Plaza	1983	38,400	99.6	653	0.11	17.07
7 Odell Plaza	1984	42,600	99.6	792	0.13	18.67

Total New York Office/Flex		2,348,812	96.8	34,387	5.74	15.13

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,576	0.26	17.91
500 West Avenue	1988	25,000	100.0	423	0.07	16.92
550 West Avenue	1990	54,000	100.0	991	0.17	18.35
600 West Avenue	1999	66,000	100.0	670	0.11	10.15
650 West Avenue	1998	40,000	100.0	686	0.11	17.15

Total Connecticut Office/Flex		273,000	100.0	4,346	0.72	15.92

TOTAL OFFICE/FLEX PROPERTIES		4,811,343	92.9	56,328	9.43	12.60

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Property Listing Industrial/Warehouse, Retail and Land Properties
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/12 (%) (a)	2012 Base Rent ($000’s) (b) (c)	Percentage of Total 2012 Base Rent %	2012 Average Base Rent Per Sq. Ft. ($) (c) (d)

WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane (e)	1957	6,600	100.0	98	0.02	14.85
2 Warehouse Lane (e)	1957	10,900	100.0	159	0.03	14.59
3 Warehouse Lane (e)	1957	77,200	100.0	363	0.06	4.70
4 Warehouse Lane (e)	1957	195,500	96.7	2,145	0.36	11.35
5 Warehouse Lane (e)	1957	75,100	97.1	984	0.16	13.49
6 Warehouse Lane (e)	1982	22,100	100.0	538	0.09	24.34

Total Industrial/Warehouse Properties		387,400	97.8	4,287	0.72	11.32

WESTCHESTER COUNTY, NEW YORK
Tarrytown
230 White Plains Road	1984	9,300	100.0	179	0.03	19.25
Yonkers
2 Executive Boulevard	1986	8,000	100.0	305	0.05	38.13

Total Retail Properties		17,300	100.0	484	0.08	27.98

WESTCHESTER COUNTY, NEW YORK
Elmsford
700 Executive Boulevard	--	--	--	148	0.02	--
Yonkers
1 Enterprise Boulevard	--	--	--	185	0.03	--

Total New York Land Leases		--	--	333	0.05	--

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
Capital Office Park Parcel A	--	--	--	153	0.03	--

Total Maryland Land Leases		--	--	153	0.03	--

Total Land Leases		--	--	486	0.08	--

TOTAL PROPERTIES		31,024,712	87.6	599,262	(g) 100.00	22.06

(a)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring June 30, 2012 aggregating 198,109 square feet (representing 0.6 percent of the Company’s total net rentable square footage) for which no new leases were signed.

(b)
Total base rent for the 12 months ended June 30, 2012, determined in accordance with generally accepted accounting principles (“GAAP”).  Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.

(c)	Excludes space leased by the Company.
(d)	Base rent for the 12 months ended June 30, 2012, divided by net rentable square feet leased at June 30, 2012.
(e)	This property is located on land leased by the Company.
(f)	This property was identified as held for sale by the Company as of June 30, 2012 and is classified as discontinued operations in the financial statements.
(g)	Includes $3,723 pertaining to properties held for sale, which are classified as discontinued operations in the financial statements.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Significant Tenants

The following table sets forth a schedule of the Company’s 50 largest tenants for the Consolidated Properties as of June 30, 2012, based upon annualized base rental revenue:
	Number of Properties	Annualized Base Rental Revenue ($) (a)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased	Percentage Total Company Leased Sq. Ft. (%)	Year of Lease Expiration
National Union Fire Insurance Company of Pittsburgh, PA	3	13,777,628	2.1	468,085	1.7	(b)
DB Services New Jersey, Inc.	2	12,111,630	1.9	402,068	1.5	2017
New Cingular Wireless PCS, LLC	4	9,744,793	1.6	433,296	1.6	(c)
Keystone Mercy Health Plan	3	9,501,488	1.5	317,245	1.2	2020
Wyndham Worldwide Operations	2	9,360,884	1.5	395,392	1.5	(d)
United States of America-GSA	13	9,015,468	1.5	295,633	1.1	(e)
Bank Of Tokyo-Mitsubishi, Ltd.	1	8,923,723	1.5	261,957	1.0	(f)
Prentice-Hall, Inc.	1	8,643,699	1.4	474,801	1.8	2014
Forest Research Institute, Inc.	1	8,271,398	1.3	215,659	0.8	2017
ICAP Securities USA, LLC	1	6,304,775	1.0	159,834	0.6	2017
Daiichi Sankyo, Inc.	2	6,151,614	1.0	180,807	0.7	(g)
TD Ameritrade Online Holdings	1	6,100,756	1.0	188,776	0.7	2020
Merrill Lynch Pierce Fenner	1	5,883,780	1.0	294,189	1.1	2017
Montefiore Medical Center	6	5,730,031	0.9	256,292	1.0	(h)
IBM Corporation	2	5,177,420	0.8	292,304	1.1	(i)
KPMG, LLP	3	5,092,360	0.8	187,536	0.7	(j)
Sanofi-Aventis U.S., Inc.	1	4,489,254	0.7	204,057	0.8	2026
J.H. Cohn, LLP	2	4,335,049	0.7	155,056	0.6	(k)
Vonage America, Inc.	1	4,172,000	0.7	350,000	1.3	2017
AT&T Corp.	1	4,137,500	0.7	275,000	1.0	2014
Morgan Stanley Smith Barney	4	4,136,248	0.7	142,530	0.5	(l)
Allstate Insurance Company	8	3,919,682	0.6	173,909	0.7	(m)
Arch Insurance Company	1	3,685,118	0.6	106,815	0.4	2024
Morgan Stanley & Co., Inc.	1	3,674,040	0.6	306,170	1.1	2013
HQ Global Workplaces, LLC	10	3,606,943	0.6	182,643	0.7	(n)
Oppenheimer & Co., Inc.	1	3,269,465	0.5	118,871	0.4	(o)
Alpharma, LLC	1	3,053,604	0.5	112,235	0.4	2018
SunAmerica Asset Management	1	2,958,893	0.5	69,621	0.3	2018
E*Trade Financial Corporation	1	2,930,757	0.5	106,573	0.4	2022
United States Life Insurance Co.	1	2,880,000	0.5	180,000	0.7	2013
High Point Safety & Insurance	2	2,861,217	0.5	116,889	0.4	2020
Natixis North America, Inc.	1	2,823,569	0.5	89,907	0.3	2021
Tullett Prebon Holdings Corp.	1	2,809,850	0.5	100,759	0.4	2023
Continental Casualty Company	2	2,784,736	0.5	100,712	0.4	(p)
AAA Mid-Atlantic, Inc.	2	2,758,793	0.4	129,784	0.5	(q)
Connell Foley, LLP	2	2,572,383	0.4	97,822	0.4	2015
New Jersey Turnpike Authority	1	2,530,631	0.4	100,223	0.4	2017
Shaw Facilities, Inc.	2	2,522,922	0.4	113,625	0.4	2016
Tradeweb Markets, LLC	1	2,490,140	0.4	64,976	0.2	2017
Lowenstein Sandler, P.C.	1	2,466,925	0.4	98,677	0.4	2017
Bunge Management Services, Inc.	1	2,458,765	0.4	66,303	0.2	2020
Movado Group, Inc.	1	2,449,828	0.4	90,050	0.3	2018
Savvis Communications Corporation	1	2,430,116	0.4	71,474	0.3	2015
Virgin Mobile USA, LP	1	2,427,776	0.4	93,376	0.4	2016
Credit Suisse (USA), Inc.	1	2,395,619	0.4	71,511	0.3	(r)
Sony Music Entertainment	1	2,359,986	0.4	97,653	0.4	2014
T-Mobile USA, Inc.	1	2,339,254	0.4	105,135	0.4	2014
ASRC Aerospace Corporation	1	2,316,667	0.4	81,108	0.3	2014
Qualcare Alliance Networks, Inc.	2	2,316,191	0.4	118,779	0.4	2021
Tower Insurance Company of New York	1	2,306,760	0.4	76,892	0.3	2023

Totals		231,462,128	37.6	9,193,009	34.5

See footnotes on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Significant Tenants

(Continued)

(a)
Annualized base rental revenue is based on actual June 2012 billings times 12.  For leases whose rent commences after July 1, 2012, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)	69,944 square feet expire in 2012; 281,023 square feet expire in 2018; 117,118 square feet expire 2019.
(c)	333,145 square feet expire in 2013; 72,385 square feet expire in 2014; 27,766 square feet expire in 2015.
(d)	145,983 square feet expire in 2013; 249,409 square feet expire in 2029.
(e)
67,167 square feet expire in 2013; 4,879 square feet expire in 2014; 180,729 square feet expire in 2015; 15,851 square feet expire in 2016; 8,241 square feet expire in 2017; 18,766 square feet expire in 2022.

(f)	24,607 square feet expire in 2019; 237,350 square feet expire in 2029.
(g)	8,907 square feet expire in 2013; 171,900 square feet expire in 2022.
(h)
9,170 square feet expire in 2013; 5,850 square feet expire in 2014; 7,200 square feet expire in 2016; 30,872 square feet expire in 2017; 36,385 square feet expire in 2018; 133,763 square feet expire in 2019; 8,600 square feet expire in 2020; 14,842 square feet expire in 2021; 9,610 square feet expire in 2022.

(i)	248,399 square feet expire in 2012; 43,905 square feet expire in 2013.
(j)	77,381 square feet expire in 2012; 10,877 square feet expire in 2013; 53,409 square feet expire in 2019; 45,869 square feet expire in 2020.
(k)	1,021 square feet expire in 2014; 154,035 square feet expire in 2020.
(l)	26,834 square feet expire in 2014; 29,654 square feet expire in 2015; 63,260 square feet expire in 2016; 22,782 square feet expire in 2018.
(m)
29,005 square feet expire in 2013; 4,456 square feet expire in 2014; 5,348 square feet expire in 2015; 4,014 square feet expire in 2016; 79,480 square feet expire in 2017; 51,606 square feet expire in 2018.

(n)
22,064 square feet expire in 2013; 22,279 square feet expire in 2015; 33,649 square feet expire in 2018; 19,485 square feet expire in 2019; 21,008 square feet expire in 2020; 14,724 square feet expire in 2021; 36,158 square feet expire in 2023; 13,276 square feet expire in 2024.

(o)	104,008 square feet expire in 2013; 14,863 square feet expire in 2017.
(p)	19,416 square feet expire in 2016; 81,296 square feet expire in 2031.
(q)	9,784 square feet expire in 2017; 120,000 square feet expire in 2022.
(r)	7,098 square feet expire in 2013; 64,413 square feet expire in 2014.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Schedule of Lease Expirations

All Consolidated Properties

The following table sets forth a schedule of lease expirations for the total of the Company’s office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Properties beginning July 1, 2012, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2012 through 2014 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2012 (c)
Northern NJ	63	657,577	2.4	18,192,204	27.67	2.9
Central NJ	15	95,951	0.4	2,120,876	22.10	0.3
Westchester Co., NY	24	114,035	0.4	2,448,869	21.47	0.4
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	14	98,730	0.4	2,023,983	20.50	0.3
Fairfield, CT	6	16,852	0.1	341,917	20.29	0.1
Washington, DC/MD	5	22,854	0.1	667,005	29.19	0.1
Rockland Co., NY	2	1,260	(d)	34,467	27.35	(d)
TOTAL – 2012	129	1,007,259	3.8	25,829,321	25.64	4.1

2013
Northern NJ	108	925,041	3.5	23,365,162	25.26	3.7
Central NJ	89	588,263	2.2	14,041,212	23.87	2.3
Westchester Co., NY	120	1,058,856	4.0	18,267,619	17.25	3.0
Manhattan	2	104,008	0.4	2,808,712	27.00	0.5
Sub. Philadelphia	74	382,906	1.4	6,384,205	16.67	1.0
Fairfield, CT	14	89,727	0.3	1,659,201	18.49	0.3
Washington, DC/MD	26	114,606	0.4	2,833,266	24.72	0.5
Rockland Co., NY	7	39,262	0.2	1,033,839	26.33	0.2
TOTAL – 2013	440	3,302,669	12.4	70,393,216	21.31	11.5

2014
Northern NJ	125	1,837,107	6.9	41,634,933	22.66	6.8
Central NJ	50	430,803	1.6	8,762,964	20.34	1.4
Westchester Co., NY	86	507,857	1.9	10,235,653	20.15	1.7
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	66	429,408	1.6	6,901,395	16.07	1.1
Fairfield, CT	10	97,681	0.4	1,390,843	14.24	0.2
Washington, DC/MD	28	166,917	0.6	4,625,585	27.71	0.8
Rockland Co., NY	7	22,571	0.1	568,455	25.19	0.1
TOTAL – 2014	372	3,492,344	13.1	74,119,828	21.22	12.1

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Schedule of Lease Expirations

All Consolidated Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)		Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2015	308	3,451,679	12.9		74,462,760	21.57	12.1

2016	275	2,620,614	9.8		57,305,010	21.87	9.3

2017	258	3,537,163	13.3		83,722,038	23.67	13.6

2018	163	2,030,096	7.6		51,104,641	25.17	8.3

2019	91	1,290,849	4.8		27,706,855	21.46	4.5

2020	84	1,349,851	5.1		31,653,615	23.45	5.2

2021	75	1,182,552	4.4		30,152,792	25.50	4.9

2022	49	1,088,590	4.1		25,576,492	23.50	4.2

2023 and thereafter	59	2,322,342	8.7		62,995,569	27.13	10.2
Totals/
Weighted Average	2,303	26,676,008	(c) (e)	100.0	615,022,137	23.06	100.0

(a)
Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual June 2012 billings times 12.  For leases whose rent commences after July 1, 2012 annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring June 30, 2012 aggregating 198,109 square feet and representing annualized rent of $6,922,729 for which no new leases were signed.
(d)	Represents 0.05% or less.
(e)	Reconciliation to Company’s total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	26,676,008
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary
service tenants and occupancy adjustments	490,078
Square footage unleased	3,858,626
Total net rentable square footage (does not include land leases)	31,024,712

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Schedule of Lease Expirations

Office Properties

The following table sets forth a schedule of lease expirations for the office properties beginning July 1, 2012, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2012 through 2014 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2012 (c)
Northern NJ	59	613,570	2.9	17,558,936	28.62	3.2
Central NJ	13	81,962	0.3	1,971,420	24.05	0.4
Westchester Co., NY	15	29,899	0.1	939,117	31.41	0.2
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	10	58,730	0.3	1,664,633	28.34	0.3
Fairfield Co., CT	5	9,852	(d)	278,917	28.31	0.1
Washington, DC/MD	5	22,854	0.1	667,005	29.19	0.1
Rockland Co., NY	2	1,260	(d)	34,467	27.35	(d)
TOTAL – 2012	109	818,127	3.7	23,114,495	28.25	4.3

2013
Northern NJ	99	851,242	3.9	22,376,096	26.29	4.0
Central NJ	80	518,345	2.4	13,098,866	25.27	2.4
Westchester Co., NY	57	420,453	2.0	9,183,850	21.84	1.7
Manhattan	2	104,008	0.5	2,808,712	27.00	0.5
Sub. Philadelphia	53	216,478	1.0	5,145,382	23.77	0.9
Fairfield Co., CT	10	21,164	0.1	488,095	23.06	0.1
Washington, DC/MD	26	114,606	0.5	2,833,266	24.72	0.5
Rockland Co., NY	7	39,262	0.1	1,033,839	26.33	0.2
TOTAL – 2013	334	2,285,558	10.5	56,968,106	24.93	10.3

2014
Northern NJ	120	1,780,947	8.5	40,914,215	22.97	7.5
Central NJ	47	408,211	1.9	8,449,893	20.70	1.5
Westchester Co., NY	44	209,879	0.9	5,562,175	26.50	1.0
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	51	238,063	1.0	5,620,367	23.61	1.0
Fairfield Co., CT	7	24,256	0.1	595,014	24.53	0.1
Washington, DC/MD	28	166,917	0.6	4,625,585	27.71	0.8
Rockland Co., NY	7	22,571	0.1	568,455	25.19	0.1
TOTAL – 2014	304	2,850,844	13.1	66,335,704	23.27	12.0

2015	253	2,928,606	13.4	68,322,421	23.33	12.4

2016	217	2,028,743	9.3	48,951,160	24.13	8.9

2017	204	3,108,840	14.3	78,277,470	25.18	14.2

2018	124	1,624,274	7.4	45,698,708	28.13	8.3

2019	68	852,171	3.9	21,577,696	25.32	3.9

2020	71	1,158,513	5.3	29,416,806	25.39	5.3

2021	59	1,039,357	4.8	27,831,521	26.78	5.1

2022	44	1,026,048	4.7	24,748,540	24.12	4.5

2023 and thereafter	48	2,099,815	9.6	59,497,953	28.33	10.8
Totals/Weighted Average	1,835	21,820,896 (c)	100.0	550,740,580	25.24	100.0

(a)	Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual June 2012 billings times 12.  For leases whose rent commences after July 1, 2012 annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring June 30, 2012 aggregating 191,429 square feet and representing annualized rent of $6,795,817 for which no new leases were signed.
(d)	Represents 0.05% or less.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Schedule of Lease Expirations

Office/Flex Properties

The following table sets forth a schedule of lease expirations for the office/flex properties beginning July 1, 2012, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2012 through 2014 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2012 (c)
Northern NJ	4	44,007	1.0	633,268	14.39	1.1
Central NJ	2	13,989	0.3	149,456	10.68	0.3
Westchester Co., NY	9	84,136	1.9	1,509,752	17.94	2.5
Sub. Philadelphia	4	40,000	0.9	359,350	8.98	0.6
Fairfield Co., CT	1	7,000	0.2	63,000	9.00	0.1
TOTAL – 2012	20	189,132	4.3	2,714,826	14.35	4.6

2013
Northern NJ	9	73,799	1.7	989,066	13.40	1.6
Central NJ	9	69,918	1.6	942,346	13.48	1.6
Westchester Co., NY	51	349,016	7.8	6,358,339	18.22	10.6
Sub. Philadelphia	21	166,428	3.7	1,238,823	7.44	2.1
Fairfield Co., CT	4	68,563	1.5	1,171,106	17.08	2.0
TOTAL – 2013	94	727,724	16.3	10,699,680	14.70	17.9

2014
Northern NJ	5	56,160	1.2	720,718	12.83	1.3
Central NJ	3	22,592	0.5	313,071	13.86	0.5
Westchester Co., NY	38	258,133	5.8	3,848,552	14.91	6.4
Sub. Philadelphia	15	191,345	4.3	1,281,028	6.69	2.1
Fairfield Co., CT	3	73,425	1.7	795,829	10.84	1.3
TOTAL – 2014	64	601,655	13.5	6,959,198	11.57	11.6

2015	54	495,073	11.1	5,790,339	11.70	9.7

2016	54	560,883	12.6	8,012,006	14.28	13.4

2017	54	428,323	9.6	5,444,568	12.71	9.1

2018	39	405,822	9.1	5,405,933	13.32	9.0

2019	23	438,678	9.8	6,129,159	13.97	10.3

2020	13	191,338	4.3	2,236,809	11.69	3.7

2021	16	143,195	3.2	2,321,271	16.21	3.9

2022	5	62,542	1.4	827,952	13.24	1.4

2023 and thereafter	10	214,527	4.8	3,225,616	15.04	5.4
Totals/Weighted
Average	446	4,458,892	(c) 100.0	59,767,357	13.40	100.0

(a)	Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual June 2012 billings times 12.  For leases whose rent commences after July 1, 2012, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. Includes office/flex tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(c)	Includes a lease expiring June 30, 2012 for 6,680 square feet and representing annualized rent of $126,912 for which no new lease(s) were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012

Schedule of Lease Expirations

Industrial/Warehouse Properties

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning July 1, 2012, assuming that none of the tenants exercise renewal or termination options.  All industrial/warehouse properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2013	12	289,387	76.3	2,725,430	9.42	66.9

2014	3	30,545	8.1	649,926	21.28	16.1

2015	1	28,000	7.4	350,000	12.50	8.6

2016	4	30,988	8.2	341,844	11.03	8.4
Totals/Weighted
Average	20	378,920	100.0	4,067,200	10.73	100.0

(a)	Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual June 2012 billings times 12.  For leases whose rent commences after July 1, 2012, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning July 1, 2012, assuming that none of the tenants exercise renewal or termination options.  All stand-alone retail properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2014	1	9,300	53.8	175,000	18.82	39.2

2023 and thereafter	1	8,000	46.2	272,000	34.00	60.8
Totals/Weighted
Average	2	17,300	100.0	447,000	25.84	100.0

(a)	Includes stand-alone retail property tenants only.
(b)
Annualized base rental revenue is based on actual June 2012 billings times 12.  For leases whose rent commences after July 1, 2012 annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2012